                                                                   EXHIBIT 10.37

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                LICENSE AGREEMENT

                                    PREAMBLE

     THIS LICENSE AGREEMENT ("Agreement") is entered into as of the 3rd day of March, 2006 (the "Effective Date") by and between Myogen, Inc., a Delaware corporation, with its principal place of business at 7575 W. 103rd Avenue, Westminster, CO 80021-5426 ("Myogen") and GLAXO GROUP LIMITED, a private limited company incorporated in England and Wales, having its registered office at Glaxo Wellcome House, Berkeley Avenue, Greenford, Middlesex, England UB6 0NN ("GSK"). Myogen and GSK are sometimes collectively referred to herein as the "Parties" and separately as a "Party."

     WHEREAS, Myogen is the licensee of certain rights in the Abbott Intellectual Property (as hereinafter defined), and has the right to grant certain sublicenses thereunder, relating to Compound (as hereinafter defined) and/or Product (as hereinafter defined) in the Field (as hereinafter defined); and

     WHEREAS, GSK desires to obtain an exclusive sublicense from Myogen under the aforesaid Abbott Intellectual Property to make, have made, use, sell, offer for sale and import Compound and Product in the Field in the GSK Territory (as hereinafter defined), and Myogen is willing to grant to GSK such sublicense, in accordance with the terms and conditions of this Agreement; and

     WHEREAS, Myogen owns or otherwise controls the Myogen Intellectual Property (as hereinafter defined), and has the right to grant certain licenses thereunder, relating to Compound and/or Product in the Field; and

     WHEREAS, GSK desires to obtain an exclusive license from Myogen under the aforesaid Myogen Intellectual Property to make, have made, use, sell, offer for sale and import Compound and Product in the Field in the GSK Territory, and Myogen is willing to grant to GSK such license, in accordance with the terms and conditions of this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby mutually acknowledged, Myogen and GSK hereby agree as follows:

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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                                    ARTICLE I

                                   DEFINITIONS

     Section 1.1 Definitions. As used herein, the following capitalized terms will have the meanings set forth below when used in this Agreement, and all terms defined in the singular will have the same meanings when used in the plural (and vice versa), unless otherwise specified.

     "Abbott" means Abbott Deutschland Holding GmbH, a German legal entity, with its principal office at Max Planck Ring 2, 65205 Wiesbaden, Germany.

     "Abbott Agreement" means the License Agreement by and between Abbott and Myogen, dated as of October 8, 2001, and any amendments thereto. A complete copy of the Abbott Agreement as of the Effective Date is attached hereto as Exhibit A.

     "Abbott Intellectual Property" means the Abbott Know-How and Abbott Patent Rights, collectively.

     "Abbott Know-How" means Know-How that is Controlled by Abbott as of the effective date of the Abbott Agreement and which has been licensed to Myogen in accordance with the terms and conditions of the Abbott Agreement.

     "Abbott Patent Rights" means the Patent Rights defined in Section 1.16 of the Abbott Agreement. Myogen has provided to GSK a list of Abbott Patent Rights current as of the Effective Date. A list of issued patents and pending PCT applications included within the Abbott Patent Rights in the GSK Territory is attached hereto as Exhibit B, and Myogen will update such Exhibit promptly upon GSK's reasonable written request, which request will not be made by GSK more than twice in any Calendar Year during the Term.

     An "Affiliate" of a Party or Person means any Person, whether de jure or de facto, that directly or indirectly, controls, is controlled by, or is under common control with such Party or Person, as applicable. Solely as used in this definition, "control" means (a) direct or indirect ownership of more than fifty percent (50%) of the equity (or such lesser percentage which is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction) having the power to vote on or direct the affairs of such Party or Person, as applicable, or (b) the possession, directly or indirectly, of the power to direct or cause the direction of the policies and management of such Party or Person, as applicable, whether by the ownership of stock, by contract, or otherwise.

     "Agreement" will have the meaning set forth in the preamble.

     "Applicable Law" means all applicable provisions of any and all supra-national, federal, national, state, provincial, and local statutes, laws, rules, regulations, administrative codes, ordinances, decrees, orders, decisions, injunctions, awards judgments, permits and licenses of or from governmental authorities relating to or governing the use or regulation of the subject item.

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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     "Assumption of Responsibility Notice" will have the meaning set forth in
Section 6.1.

     "Auditor" will have the meaning set forth in Section 9.3(e).

     "Business Day" means any day other than a day which is a Saturday, a Sunday or any day banks are authorized or required to be closed in the United States or in the United Kingdom.

     "Calendar Quarter" means each of the consecutive three (3) month periods ending March 31, June 30, September 30, and December 31; provided, however, that the first (1st) Calendar Quarter under this Agreement will be the period beginning on the Effective Date and ending on the end of the Calendar Quarter in which the Effective Date is encompassed.

     "Calendar Year" means, for the first Calendar Year, the period beginning on the Effective Date and ending December 31, 2006, and for each Calendar Year thereafter, each successive period beginning on January 1 and ending twelve (12) consecutive calendar months later on December 31; provided, however, that the last Calendar Year of the Term will be the period beginning on January 1 and ending on the effective date of expiration or termination of the Term.

     "Commercially Reasonable Efforts" means efforts and resources normally used by a similarly situated pharmaceutical company in the GSK Territory or Myogen Territory, as applicable, in the exercise of its reasonable business discretion relating to a prescription pharmaceutical product owned by it or to which it has exclusive rights, which is of similar market potential at a similar stage in its development or product life, taking into account issues of patent coverage, safety and efficacy, product profile, the competitiveness of the marketplace, the proprietary position of the compound or product, the regulatory structure involved, the profitability of the applicable products (including, without limitation, pricing and reimbursement status achieved), and other relevant factors, including without limitation technical, legal, scientific, and/or medical factors, and provided that all such actions are consistent in all material respects with the Development Plan or Global Marketing Plan, as the case may be.

     "Commercialization" or "Commercialize" means activities directed to obtaining pricing and reimbursement approvals, marketing, promoting, distributing, using, importing or selling the Product in the Field. Commercialization will not include any activities related to Development or Manufacturing.

     "Common Technical Document" means a harmonized structure and format for new drug product applications developed by ICH to be used by the Parties, as appropriate and subject to clinical data availability and Applicable Law in a country, in connection with Regulatory Approval Applications for Product in the European Union, Japan, Canada and the United States.

     "Compound" will have the meaning set forth in Section 1.5 of the Abbott Agreement.

     "Confidential Information" means any and all information disclosed to or obtained by Recipient pursuant to or in connection with the negotiation, execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby and any and all information regarding, related to, or associated with any or all elements of this Agreement,

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

including the Development, Manufacture and/or Commercialization of Product in the Field or any aspect thereof, or each Party's operations that is disclosed by the Disclosing Party to the Recipient; provided, however, that Confidential Information will not include information which: (i) at the time of disclosure is in the public domain; (ii) after disclosure becomes part of the public domain, except through breach of this Agreement; (iii) the Recipient can demonstrate by reasonable proof was in its possession prior to the time of disclosure by the Disclosing Party hereunder, and was not acquired directly or indirectly from the Disclosing Party; (iv) the Recipient can demonstrate by reasonable proof was developed by or on behalf of Recipient independent of and without reference to the Disclosing Party's Confidential Information; or (v) becomes available to Recipient from a Third Party who did not acquire such information directly or indirectly from the Disclosing Party and who is not otherwise prohibited from disclosing such information.

     "Confidentiality Agreement" will have the meaning set forth in Section 13.1(h).

     "Control" means, with respect to the subject item, the ability and authority of a Party or its Affiliate, whether arising by ownership, possession or pursuant to a license or sublicense, to grant licenses or sublicenses to the other Party under or to the subject item as specified in this Agreement, without breaching the terms of any agreement with any Third Party and/or its Affiliates.

     "Cure Period" will have the meaning set forth in Section 11.2.

     "Development" or "Develop" means non-clinical and clinical research and drug development activities related to obtaining and maintaining Regulatory Approval (excluding pricing and reimbursement approvals) for Product in the Field, including test method development and stability testing, process development, formulation development, delivery system development, quality assurance and quality control development for clinical supplies, statistical analysis, clinical studies (including pre- and post-approval studies), regulatory affairs, and Regulatory Approval (excluding regulatory activities directed to obtaining pricing and reimbursement approvals) and clinical study regulatory activities (excluding regulatory activities directed to obtaining pricing and reimbursement approvals).

     "Development Information" means any and all information generated by a Party (or a Party's Affiliates or any Third Party on behalf of a Party (i.e., including, without limitation, suppliers of starting materials, excipients and packaging)) in the Development of Compound and/or Product as provided in this Agreement, including, without limitation, information relating to chemistry manufacturing and control (CMC), protocols, analysis plans, annotated case report forms per study, analysis datasets, programs, raw data and other relevant documentation used for the study reporting efforts and minutes from clinical advisory boards and investigator meetings.

     "Development Plan" means the plan for Development of Product in the Field in the United States, Canada and Major European Market Countries, which will include, without limitation, the development, operating guidelines and estimated filing dates, guidelines for filing Regulatory Approval, any preclinical and clinical studies to be conducted (including, without limitation, [..**..], each of which the Parties expect to be completed by Myogen according to the

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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

timelines set forth in the Development Plan.

     "Disclosing Party" will have the meaning set forth in Section 13.1(a).

     "Dispute" will have the meaning set forth in Section 14.1.

     "Dispute Notice" will have the meaning set forth in Section 14.1 hereof.

     "Distributor" means a Third Party engaged by a Party or its Affiliates in a country in the GSK Territory or Myogen Territory, as applicable, to Commercialize Compound and/or Product in such country, who is not a Sublicensee or Wholesaler.

     "Effective Date" will have the meaning set forth in the Preamble.

     "EMEA" means the European Medicines Agency of the European Union, or any successor agency thereto.

     "European Commission" means the European Community authority that has legal authority to grant marketing authorizations approvals for pharmaceutical products on an European Economic Area wide basis following scientific evaluation and recommendation from the EMEA or other applicable Regulatory Authorities.

     "European Critical Care Business Unit" means the business unit within GSK's European pharmaceutical business unit that is focused on acute cardiology, the hospital market and GSK's critical care portfolio in Europe.

     "European Economic Area" means those countries forming part of the European Economic Area at any time during the Term, including, without limitation, those countries in the European Union. The term "European Union" as used herein and in the definition of "EMEA" means the countries forming part of the European Union at any time during the Term.

     "FDA" means the United States Food and Drug Administration or any successor agency thereto.

     "Field" means any and all therapeutic uses of Compound and/or Product in humans for the prevention, palliation or treatment of PAH and related etiologies as defined by the World Health Organization (WHO) clinical classification of pulmonary hypertension (Venice 2003), a copy of which is attached hereto as Exhibit C, but excluding any non-therapeutic or non-human use (which non-therapeutic or non-human use shall include, but not be limited to, imaging, diagnostics, veterinary medicine, etc.).

     "First Commercial Sale" means the date of the first commercial sale of a Product in the Field in a country in the Territory or in the GSK Territory or Myogen Territory, as applicable, in accordance with the terms of this Agreement, by a Party and/or its Affiliates or permitted Sublicensees to distributors, wholesalers or other customers in a quantity sufficient for the distribution of such Product to pharmacies or other commercial distribution channels for sale in

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

the Field in such country or GSK Territory or Myogen Territory, as applicable. Sales of Product for compassionate use, named patient use, clinical trial purposes or other similar uses will not constitute a First Commercial Sale.

     "Force Majeure Event" will have the meaning set forth in Section 15.4(g).

     "Generic Equivalent" means, with respect to a particular Product Commercialized by GSK, its Affiliates or sublicensees in a given country in the GSK Territory, a pharmaceutical composition approved by Regulatory Authorities to be sold by a Third Party in such country, which pharmaceutical composition contains the Compound as an active ingredient and is bioequivalent to such Product with respect to pharmacokinetic properties. For the avoidance of doubt, the Generic Equivalent of a particular Product Commercialized by GSK, its Affiliates or sublicensees in a given county in the GSK Territory, may or may not be in the same Presentation as such Product.

     "Global Brand Team" will have the meaning set forth in Section 3.3(a).

     "Global Marketing Plan" means the plan for the pre-launch, launch, post-launch and ongoing Commercialization activities for the Product in the Field in the Territory.

     "Good Clinical Practice" means the current good clinical practice applicable to the clinical Development of the Product in the Field under Applicable Law, to the extent such standards are not less stringent than the U.S. current good clinical practice, including the guidelines of the ICH.

     "Good Laboratory Practice" means the current good laboratory practice applicable to the Development of the Product in the Field under Applicable Law, to the extent such standards are not less stringent than the U.S. current good laboratory practice, including 21 C.F.R. Part 58.

     "GSK" will have the meaning set forth in the Preamble.

     "GSK Indemnitees" will have the meaning set forth in Section 14.3.

     "GSK Inventions" will have the meaning set forth in Section 10.2.

     "GSK Know-How" means, solely to the extent necessary or useful for the purposes of Development, Manufacture and/or Commercialization of Compound and/or Product, all Know-How Controlled by GSK, its Affiliate or a Third Party on behalf of GSK or its Affiliate at any time during the Term, excluding any Abbott Know-How or Myogen Know-How.

     "GSK Intellectual Property" means GSK Know-How and GSK Patent Rights, collectively.

     "GSK Marks" will have the meaning set forth in Section 5.2(d).

     "GSK Patent Rights" means Patent Rights, including the interest of GSK and/or its

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Affiliates in Joint Inventions, Controlled by GSK and/or its Affiliates on the Effective Date or at any time during the Term, excluding the Abbott Patent Rights and the Myogen Patent Rights.

     "GSK Publication" will have the meaning set forth in Section 13.3(b).

     "GSK Sponsored New Development Activity" will have the meaning set forth in
Section 4.3(d).

     "GSK Territory" means all countries and territories of the world that are not included in the Myogen Territory.

     "ICH" mean International Committee on Harmonization developed through a collaboration between the FDA and regulatory agencies in the European Union and Japan to harmonize regulatory requirements to produce marketing applications acceptable to the countries of the European Union, Japan and the United States.

     "Indemnitee" will have the meaning set forth in Section 14.4.

     "Indemnitor" will have the meaning set forth in Section 14.4.

     "Initial Royalty" will have the meaning set forth in Section 9.2(a)(i).

     "Joint Inventions" will have the meaning set forth in Section 10.2.

     "JNDA" means a Japanese New Drug Application, which is filed with the MHLW in order to gain the MHLW's approval to Commercialize a pharmaceutical product in Japan for the indications set forth in the Japanese New Drug Application.

     "Joint New Development Activity" will have the meaning set forth in Section 4.3(b).

     "Joint Project Team" will have the meaning set forth in Section 3.2(a).

     "Joint Steering Committee" will have the meaning set forth in Section
3.1(a).

     "Know-How" means any proprietary technology, information, methods of use, processes, techniques, ideas or inventions (excluding any inventions disclosed in any patent or patent application) which are directly related to or used in connection with the Compound and/or Product, including any trade secrets and any other technical information relating to Development, Manufacture and/or Commercialization of the Compound and/or Product, excluding any Patent Rights.

     "Losses" will have the meaning set forth in Section 14.2.

     "MAA" means a Marketing Authorization Application, which is filed with the EMEA for review and recommendation to the European Commission to approve such Marketing Authorization Application for the Commercializing of a pharmaceutical product in the European

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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Economic Area for the indications set forth in the Marketing Authorization
Application.

     "Major Country" means the following countries: [..**..] Australia, [..**..] Canada, [..**..] Japan, [..**..].

     "Major European Market Countries" means the following countries: France, Germany, Italy, Spain and the United Kingdom.

     Manufacturing" or "Manufacture" means all the activities relating to production of Compound and/or Product, including without limitation, purchasing raw materials, quality control and assurance, filling, finishing, labeling, packaging, qualified person release, holding, shipping and storage and the tests and analyses conducted in connection therewith. Manufacturing excludes activities relating to Development or Commercialization.

     "MHLW" means the Japanese Ministry of Health, Labour and Welfare or any successor agency thereto.

     "Milestone Payment" will have the meaning set forth in Section 9.1(a).

     "Milestones" will have the meaning set forth in Section 9.1(a).

     "Myogen" will have the meaning set forth in the Preamble.

     "Myogen Know-How" means, solely to the extent necessary or useful for purposes of Development, Manufacture and/or Commercialization of Compound and/or Product in the Field, any Know-How that is Controlled by Myogen or its Affiliates or a Third Party on behalf of Myogen or its Affiliate on the Effective Date or at any time during the Term, including, without limitation, Development Information but excluding any Abbott Know-How and GSK Know-How.

     "Myogen Indemnitees" will have the meaning set forth in Section 14.2.

     "Myogen Intellectual Property" means Myogen Know-How and Myogen Patent Rights, collectively.

     "Myogen Inventions" will have the meaning set forth in Section 10.2.

     "Myogen Marks" will have the meaning set forth in Section 5.3(d).

     "Myogen Patent Rights" means Patent Rights, including the interest of Myogen and/or its Affiliates in Joint Inventions, Controlled by Myogen and/or its Affiliates on the Effective Date or at any time during the Term, excluding the Abbott Patent Rights and GSK Patent Rights. A list of issued patents and PCT applications within the Myogen Patent Rights is attached hereto as Exhibit D, and Myogen will update such Exhibit at least once each Calendar Year during the Term, or promptly after GSK's reasonable written request, which request will not be made by GSK more than twice in any Calendar Year during the Term.

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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     "Myogen Publication" will have the meaning set forth in Section 13.3(a).

     "Myogen Sponsored New Development Activity" will have the meaning set forth in Section 4.3(c).

     "Myogen Territory" means the United States, and any other country in which this Agreement is terminated pursuant to Section 6.2, Section 6.5, Section 11.4 or Section 11.7.

     "Myogen Trademarks" means the trademarks set forth on Exhibit E, attached hereto and incorporated herein, and Myogen will update such Exhibit at least once each Calendar Year during the Term, or promptly after GSK's reasonable written request, which request will not be made by GSK more than twice in any Calendar Year during the Term.

     "NDA" means a New Drug Application, which is filed with the FDA in order to gain the FDA's approval to Commercialize a pharmaceutical product in the United States for the indications set forth in the New Drug Application.

     "New Development Activity" will have the meaning set forth in Section
4.3(a).

     "Net Sales" means the gross sales of Compound and/or Product by GSK, its Affiliates or Sublicensees to Third Parties (including, but not limited to, pharmaceutical wholesalers, pharmacies, hospitals or dispensing physicians), in arm's length transactions for which revenue is actually received by GSK, its Affiliates, Sublicensees, less any of the following charges or expenses that are incurred in connection with such gross sales:

          (a) discounts, including cash discounts, customary trade allowances or rebates actually taken, governmental rebates, chargebacks, commissions, and group purchasing management fees for formulary access;

          (b) credits or allowances given or made for rejection, recall or return of previously sold Product actually taken;

          (c) any tax or governmental charge, duty or assessment (including any tax such as a value added or similar tax or government charge) levied on the sale, transportation or delivery of Product when included on the invoice or other written document between the parties as payable by the purchaser and collectable by GSK, its Affiliate or Sublicensee; and

          (d) freight, postage, transportation, insurance and duties on shipment of Product when included on the invoice or other written document between the parties as payable by the purchaser and collectable by GSK, its Affiliates or Sublicensees.

Any sales of Compound and/or Product between GSK, its Affiliates and its or their Sublicensees, for resale, will be excluded from the computation of Net Sales; provided, however, that the revenue received from the subsequent sale of such Compound and/or Product by GSK, its Affiliates and its or their Sublicenses will be included within Net Sales.

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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

     "New Field" will have the meaning set forth in Section 2.3(a).

     "New Field License Agreement" will have the meaning set forth in Section 2.3(d).

     "PAH" means pulmonary arterial hypertension.

     "Party" or "Parties" will have the meaning set forth in the Preamble.

     "Patent Prosecution" means, with respect to a Patent Right, (i) preparing, filing, prosecuting, maintaining, extending and listing, including reissue and reexamination of, such Patent Right (including reissue, continuing, divisional and substitute applications and any foreign counterparts thereof) and (ii) managing any interference or opposition proceedings relating to the foregoing.

     "Patent Rights" means all patents and patent applications including continuations, continuations-in-part, divisions, patents of addition, patents issuing from reissue, re-examination, renewal or extension proceedings, utility models, all Supplemental Protection Certificates and any foreign counterparts thereof, including PCTs existing as of the Effective Date and/or during the Term, that generally or specifically claim or cover the making, having made, use, sale, offering for sale and import of Compound and/or Product in the Field in the Territory.

     "Person" means any individual, corporation, partnership, firm, association, joint venture, joint stock company, trust or other entity, or any government or regulatory administrative or political subdivision or agency, department or instrumentality thereof.

     "Presentation" means the method of administration of a pharmaceutical substance into the human body, including solid oral (including tablets, capsules, gelcaps and caplets), other oral (including suspension and solution), parenteral (including transdermal, intramuscular, subcutaneous and intravenous), suppository, inhaled or intranasal.

     "Product" means any pharmaceutical composition containing the Compound, whether or not as the sole active ingredient, and regardless of formulation, dosage, or form.

     "Recipient" will have the meaning set forth in Section 13.1(a).

     "Reduced Royalty" will have the meaning set forth in Section 9.2(b)(i).

     "Regulatory Approval" means an approval, license, registration, and/or authorization necessary for the Development, Manufacture and/or
Commercialization of a prescription pharmaceutical product in the Territory, including, without limitation, the Shonin in Japan, but not including any approvals for pricing and/or reimbursement.

     "Regulatory Approval Applications" means an application for obtaining a Regulatory Approval, together with all documents, data, and information included with such application.

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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

     "Regulatory Authority" means any or all national, supranational, regional, state, or local regulatory agency, department bureau, commission, council, or other government entity involved in the granting of Regulatory Approval for a pharmaceutical product in the Territory.

     "Right of Negotiation" will have the meaning set forth in Section 2.3(a).

     "Right of Negotiation Notice" will have the meaning set forth in Section 2.3(b).

     "Right of Negotiation Period" will have the meaning set forth in Section 2.3(d).

     "Royalty" or "Royalties" means the Initial Royalty and the Reduced Royalty, collectively.

     "Sublicensee" means a Third Party to whom a Party or its Affiliate sublicenses or otherwise transfers its right to Develop, Manufacture and/or Commercialize Compound and/or Product in a country in the GSK Territory or Myogen Territory, as applicable in accordance with the terms of this Agreement, and in consideration for such transfer of rights, such Third Party pays such Party or Affiliate a percentage of, or profit share on, such Third Party's sales of Compound and/or Product in such country.

     "Supply Agreement" will have the meaning set forth in Section 7.1(g).

     "Term" will have the meaning set forth in Section 11.1.

     "Territory" means the GSK Territory and Myogen Territory, collectively.

     "Third Party" means any Person other than the Parties or their respective Affiliates.

     "Third Party Payments" will have the meaning set forth in Section 9.2(c).

     "United States" or "U.S." means the fifty (50) states of the United States of America, the District of Columbia, Puerto Rico and the territories and possessions of the United States.

     "Wholesaler" means a Third Party engaged by a Party or its Affiliates in a country in the GSK Territory or Myogen Territory, as applicable under the terms of this Agreement, whose function is solely to re-sell or distribute and not in any way promote Product purchased from such Party to other Third Party purchasers.

     Section 1.2 Clarification. The word "including" or any variation thereof means "including without limitation" and the word "including" or any variation thereof will not be construed to limit any general statement which it follows to the specific or similar items or matters immediately following it. The word "annual" means each period during the Term from January until December, pro rated as necessary. The phrase "pricing and/or reimbursement approval commercially acceptable to GSK" or similar phrases used in this Agreement shall mean pricing and/or reimbursement approval, as applicable, in the subject country in the GSK Territory which is commercially acceptable to GSK, as determined by GSK in its sole discretion,

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provided that any such pricing and/or reimbursement approval shall be deemed to be commercially acceptable to GSK if GSK, any of its Affiliates, or any of its Sublicensees achieves the First Commercial Sale of the Product in such country.

                                   ARTICLE II

                                 LICENSE GRANTS

     Section 2.1 Grants to GSK Under Abbott and Myogen Intellectual Property.

          (a) License in GSK Territory.

               (i) Abbott Intellectual Property. Subject to the terms and conditions of this Agreement and the Abbott Agreement, including Abbott's internal research license as set forth in section 3.2 of the Abbott Agreement, Myogen hereby grants to GSK an exclusive sublicense, with the right to grant further sublicenses as provided in Section 2.2, under the Abbott Intellectual Property to make, have made, use, sell, offer for sale and import Compound and Product in the Field in the GSK Territory.

               (ii) Myogen Intellectual Property. Subject to the terms and conditions of this Agreement, Myogen hereby grants to GSK an exclusive license, with the right to grant sublicenses as provided in Section 2.2, under the Myogen Intellectual Property to make, have made, use, sell, offer for sale and import Compound and Product in the Field in the GSK Territory in order for GSK to Develop, Manufacture and Commercialize Compound and Product in accordance with the terms and conditions of this Agreement.

               (iii) Notwithstanding the foregoing or any other provision contained in this Agreement, Myogen shall retain the right, with the right to grant further sublicenses upon obtaining the prior written consent of GSK, which consent will not be unreasonably withheld, under the Abbott Intellectual Property and the Myogen Intellectual Property, to make, have made and import Compound, and make and have made Product, in each case, in the GSK Territory for the sole purpose of exporting such Compound and/or Product from the GSK Territory for Development, Manufacture and Commercialization of such Compound and Product in the Myogen Territory. For the avoidance of doubt, Myogen will have no right to use, sell and offer for sale Compound, or use, sell, offer for sale and import Product, in each case in the Field in the GSK Territory (as such term is defined from time-to-time).

          (b) License in Myogen Territory.

               (i) Abbott Intellectual Property. Subject to the terms and conditions of this Agreement and the Abbott Agreement, Myogen hereby grants to GSK a non-exclusive sublicense, with the right to grant further sublicenses as provided in Section 2.2, under the Abbott Intellectual Property, to make, have made and import Compound and to make and have made Product, in each case in the Field in the Myogen Territory for the sole purpose of exporting such Compound and/or Product from the Myogen Territory for Development, Manufacture and

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Commercialization of such Compound and Product in the Field in the GSK
Territory. For the avoidance of doubt, GSK shall have no right to use, sell, offer for sale or import Compound or Product in the Myogen Territory.

               (ii) Myogen Intellectual Property. Subject to the terms and conditions of this Agreement, Myogen hereby grants to GSK a non-exclusive license, with the right to grant sublicenses as provided in Section 2.2, under the Myogen Intellectual Property, to make, have made and import Compound and make and have made Product, in each case in the Field in the Myogen Territory for the sole purpose of exporting such Compound and/or Product from the Myogen Territory for Development, Manufacture and Commercialization of such Compound and Product in the Field in the GSK Territory.

     Section 2.2 GSK's Right to Grant Sublicenses.

          (a) GSK will have the right to sublicense any or all of its rights under the Abbott Intellectual Property and Myogen Intellectual Property as provided in Section 2.1(a) and (b) to its Affiliates, without the consent of Myogen.

          (b) GSK will have the right to sublicense its rights under the Abbott Intellectual Property and Myogen Intellectual Property as provided in Section 2.1(a) and (b) to Third Parties to make, have made and import Compound and/or Product in the Field in the Myogen Territory, for the sole purpose of exporting such Compound and/or Product from the Myogen Territory for Development, Manufacture and Commercialization of such Compound and Product in the GSK Territory in each case upon providing prior written notice to Myogen. If Myogen does not object to the sublicense by GSK of its rights as provided in this
Section 2.2(b), or if Myogen does not provide any response to GSK, in each case within [..**..] Business Days after receiving written notice thereof from GSK, GSK will be free to sublicense its rights as set forth in this Section 2.2(b). If Myogen objects to the sublicense by GSK of its rights as provided in this
Section 2.2(b) within [..**..] Business Days after receiving written notice thereof from GSK, GSK will afford Myogen with a reasonable opportunity to meet and discuss with GSK Myogen's objection to such sublicense, which objection GSK will consider in good faith but to which GSK will have no obligation to comply.

          (c) GSK will have the right to sublicense any or all of its other rights, beyond those set forth in Section 2.2(b) above, under the Abbott Intellectual Property and Myogen Intellectual Property as provided in Sections 2.1(a) as follows:

               (i) to any Third Party who GSK may engage to provide services to or on behalf of GSK in the GSK Territory relating to this Agreement (including a Clinical Research Organization (CRO)), except as otherwise provided in this
Section 2.2(c), without the consent of Myogen;

               (ii) to any Third Party who GSK may engage as a Wholesaler in the GSK Territory, without the consent of Myogen;

               (iii) to any Third Party who GSK may engage as a Distributor of

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Product in a Major European Market Country(ies) or Major Country(ies), with the prior written consent of Myogen which consent may be withheld for any reason in Myogen's sole discretion;

               (iv) to any Third Party who GSK may engage as a Distributor of Product in a country or countries other than a Major European Market Country or Major Country, without the consent of Myogen; and

               (v) to any Sublicensee with the prior written consent of Myogen, which consent may be withheld for any reason in Myogen's sole discretion.

Any agreement entered into by GSK pursuant to this Section 2.2(c) will automatically terminate as to Product, without any action by GSK or such Third Party or Sublicensee, upon the termination of this Agreement or the Abbott Agreement.

          (d) GSK shall remain responsible for any breach by a Sublicensee of the terms of this Agreement or the applicable sublicense agreement. Any agreement entered into by GSK with a Third Party pursuant to Section 2.2(c) shall be in writing and shall include provisions acknowledging that such agreement is subject to the license granted to Myogen under the Abbott Agreement and to the license granted to GSK under this Agreement, and with respect to agreements entered into pursuant to Section 2.2(c)(v), that each Sublicensee shall make reports and keep and maintain records of sales to at least the same extent required under this Agreement and the Abbott Agreement, allowing Myogen and Abbott the same access and audit rights permitted under this Agreement and the Abbott Agreement. GSK shall provide Myogen with a copy of each agreement entered into by GSK pursuant to Section 2.2(c)(iii) or (v), which copy Myogen may provide to Abbott in accordance with the last sentence in Section 4.7 of the Abbott Agreement. Myogen will designate such information as the Confidential Information (as defined in Section 1.6 of the Abbott Agreement) of Myogen and notify Abbott in writing of its obligation to maintain the confidentiality of such agreement in accordance with the terms and conditions of Section 7 of the Abbott Agreement. Notwithstanding the foregoing, this Section 2.2(d) will not apply to, and GSK will have no obligations under this Section 2.2(d) with respect to, to any agreements with any Third Party covered by Section 2.2(c)(iv) above.

     Section 2.3 Right of Negotiation for Rights Outside of the Field.

          (a) Each time during the Term that Myogen, on its own or through any of its Affiliates or any Third Party, decides to make, have made, use, sell, offer for sale and/or import Compound and/or Product for a therapeutic use outside of the Field in the GSK Territory (each therapeutic use referred to as a "New Field"), Myogen will provide prior written notice to GSK and thereby grant to GSK an exclusive option to negotiate with Myogen for an exclusive license under the Abbott Intellectual Property and Myogen Intellectual Property to make, have made, use, sell, offer for sale and import Compound and Product in such New Field (each such notice referred to as a "Right of Negotiation").

          (b) GSK must exercise a Right of Negotiation by providing written notice to Myogen (each such notice referred to as a "Right of Negotiation Notice") within [..**..] calendar days after receiving written notice from Myogen as provided in Section 2.3(a) of such Right of

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Negotiation.

          (c) If GSK does not submit a Right of Negotiation Notice to Myogen as provided in Section 2.3(b) prior to the expiration of the [..**..] calendar day period referenced in Section 2.3(b), the corresponding Right of Negotiation will immediately terminate at 12:01 a.m. Eastern Standard Time on the calendar day that is immediately after last calendar day of such [..**..] calendar day period and Myogen will have no further obligation to GSK with respect to such Right of Negotiation; provided, however, that in Developing, Manufacturing and/or Commercializing Compound and/or Product in such New Field in the GSK Territory during the Term, Myogen covenants and agrees that it will not, and will cause its Affiliates and any Third Party not to, knowingly, materially and adversely affect GSK's right and ability to Develop, Manufacture and Commercialize Product in the Field in the GSK Territory.

          (d) If GSK exercises a Right of Negotiation by providing a Right of Negotiation Notice as provided in Section 2.3(b), the Parties will in good faith negotiate during the Right of Negotiation Period a license agreement pursuant to which GSK would obtain an exclusive license under the Abbott Intellectual Property and Myogen Intellectual Property to make, have made, use, sell, offer for sale and import Compound and Product in the New Field in the GSK Territory (the "New Field License Agreement"). The "Right of Negotiation Period" will be the period that commences on the date on which GSK provides Myogen with a Right of Negotiation Notice as provided in Section 2.3(b) (for the purposes of this Section 2.3(d) only, the "commencement date") and expires at 12:01 a.m. Eastern Standard Time on the day immediately following the [..**..] day after the commencement date. Each such Right of Negotiation Period may be extended upon the mutual written agreement of the Parties prior to the expiration thereof as provided in Section 2.3(e) or earlier terminated by the termination of this Agreement. Notwithstanding the foregoing, GSK will have the right, at any time and for any reason during a Right of Negotiation Period, to terminate in writing such Right of Negotiation Period which would terminate the corresponding Right of Negotiation.

          (e) In the event the Parties have not executed the New Field License Agreement during the Right of Negotiation Period, after starting to negotiate the terms and conditions thereof in good faith: (i) the Parties may, upon the Parties' mutual written agreement prior to the expiration of such Right of Negotiation Period, extend such Right of Negotiation Period for successive additional periods of [..**..] Business Days; or (ii) if not extended by the Parties as provided in (i), such Right of Negotiation Period will expire as provided in Section 2.3(d) and Myogen will have no further obligation to GSK with respect to such Right of Negotiation or Compound or Product in such New Field; provided, however, that in Developing, Manufacturing and/or Commercializing Compound and/or Product in such New Field in the GSK Territory during the Term, Myogen covenants and agrees it will not, and will cause its Affiliates and any Third Party not to, knowingly, materially and adversely affect GSK's right and ability to Develop, Manufacture and Commercialize Product in the Field in the GSK Territory.

     Section 2.4 Grants to Myogen under GSK Intellectual Property.

          (a) Subject to the terms and conditions of this Agreement, GSK hereby grants to Myogen: (i) a non-exclusive, royalty-free license under the GSK Intellectual Property to

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make, have made, use, sell, offer for sale and import Compound and Product in the Myogen Territory; and (ii) subject to Section 2.3, a non-exclusive, royalty-free license under the GSK Intellectual Property to make, have made, use, sell, offer for sale and import Compound and Product outside the Field in the GSK Territory.

          (b) (i) Myogen will have the right to sublicense any or all of its rights under the GSK Intellectual Property as provided in Section 2.4(a) to its Affiliates, without the consent of GSK.

               (ii) Myogen will have the right to sublicense its rights under the GSK Intellectual Property as provided in Section 2.4(a) to Third Parties to make, have made and import Compound and/or Product in the Myogen Territory and to make, have made and import Compound and/or Product outside of the Field in the GSK Territory, in each case upon providing prior written notice to GSK. If GSK does not object to the sublicense by Myogen of its rights as provided in this Section 2.4(b)(ii), or if GSK does not provide any response to Myogen, in each case within [..**..] Business Days after receiving written notice thereof from Myogen, Myogen will be free to sublicense its rights as set forth in this
Section 2.4(b)(ii). If GSK objects to the sublicense by Myogen of its rights as provided in this Section 2.4(b)(ii) within [..**..] Business Days after receiving written notice thereof from Myogen, Myogen will afford GSK with a reasonable opportunity to meet and discuss with Myogen GSK's objection to such sublicense, which objection Myogen will consider in good faith but to which Myogen will have no obligation to comply.

               (iii) Myogen will have the right to sublicense any or all of its other rights beyond those set forth in Section 2.4(b)(ii) above under the GSK Intellectual Property as provided in Section 2.4(a) to Third Parties, upon obtaining the prior written consent of GSK, which consent will not be unreasonably withheld. Notwithstanding the foregoing, Myogen will have the right at any time during the Term, to sublicense its rights under Section 2.4(a):

                    (A) to any Third Party who Myogen may engage to provide services to or on behalf of Myogen relating to this Agreement (including a Clinical Research Organization (CRO)), without the consent of GSK;

                    (B) to any Third Party who Myogen may engage as a Wholesaler, without the consent of GSK;

                    (C) to any Third Party who Myogen may engage as a Distributor of Product, without the consent of GSK; and

                    (D) to any Sublicensee with the prior written consent of GSK which consent may not be unreasonably withheld;

provided, however that, except as set forth in Section 11.9(a)(iv), any agreement entered into by Myogen pursuant to this Section 2.4(b)(iii) will automatically terminate as to Product, without any action by Myogen or such Third Party or Sublicensee, upon the termination of this Agreement.

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               (iv) Myogen will remain responsible for any breach by a
Sublicensee of the terms of this Agreement or the applicable sublicense agreement. Any agreement entered into by Myogen pursuant to this Section 2.4(b) will be in writing and will include provisions acknowledging that such agreement is subject to the license granted to Myogen under this Agreement and that such agreement shall be automatically terminated upon termination of this Agreement. Myogen will provide GSK with a copy of each such agreement entered into by Myogen pursuant to Section 2.4(b)(iii)(D).

     Section 2.5 Affiliates. Notwithstanding anything in this Agreement to the contrary, either Party may contract or agree with one or more of its Affiliates to have such Affiliate perform any of such Party's obligations herein. In no event will such use of an Affiliate be deemed to relieve a Party of its liabilities or obligations to the other Party under this Agreement; provided, that performance of an obligation hereunder by an Affiliate of a Party will be attributed to such Party. Each Party expressly acknowledges and agrees that it will remain fully and unconditionally obligated and responsible for the full and complete performance of all of its obligations under the terms and conditions of this Agreement, whether or not such performance is carried out by such Party or any of its Affiliates.

     Section 2.6 Abbott Agreement.GSK acknowledges that the sublicense granted hereunder to GSK under the Abbott Intellectual Property is governed by the terms of the Abbott Agreement. GSK agrees to abide by the terms and conditions of the Abbott Agreement, where and to the extent applicable. Further, the Parties acknowledge and agree as follows:

          (a) Pursuant to Section 3.2 of the Abbott Agreement, Abbott and its Affiliates have the right to develop and commercialize the Compound for [..**..] (the term [..**..] is defined in Section [..**..] of the Abbott Agreement). Subject to any confidentiality restrictions imposed by Abbott, Myogen will within five (5) Business Days inform GSK in writing of any consultation by Abbott with Myogen regarding Abbott or its Affiliates conducting any research and development activities involving the use of Compound in animals or humans in which Abbott apprises Myogen of the scope and nature of such activities. Further, subject to any confidentiality restrictions imposed by Abbott, Myogen will within five (5) Business Days after receipt from Abbott, provide GSK with copies of all studies relating to the Compound performed by Abbott or its Affiliates, which shall be treated as the Confidential Information of Myogen and subject to Article XIII.

          (b) To the extent permitted under Applicable Law, pursuant to Section
4.8 of the Abbott Agreement, in the event that the Abbott Agreement is terminated by Abbott for any reason as set forth in Article 8 therein or by Myogen under Section 8.2 therein, Abbott will have an exclusive license under all [..**..] (as such term is defined in Section [..**..] of the Abbott Agreement) made solely by GSK and/or its Affiliates.

          (c) Myogen will not, and will cause its Affiliates and Sublicensees not to: (i) on its or their own or in agreement with Abbott, terminate the Abbott Agreement or supplement, amend or modify the Abbott Agreement in any way that materially and adversely affects GSK rights under the Abbott Intellectual Property or in this Agreement without the prior written

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consent of GSK; provided, however, that Myogen will provide GSK with written notice prior to making any amendment to the Abbott Agreement; (ii) initiate any dispute resolution proceedings with Abbott under the Abbott Agreement without the prior written consent of GSK, which shall not be unreasonably withheld; or,
(iii) send written notice to Abbott of any monetary or non-monetary breach by Abbott of the Abbott Agreement as provided in Section 8.3 of the Abbott Agreement without providing at least ten (10) calendar days' prior written notice to GSK.

          (d) Within two (2) Business Days of receiving written notice of a monetary breach or non-monetary material breach from Abbott as provided in
Section 8.3 of the Abbott Agreement, Myogen will provide GSK with a copy of such notice and meet with GSK upon GSK's request to discuss whether a material breach has occurred, whether Myogen should challenge the existence of the breach by invoking the ADR (as defined in the Abbott Agreement) procedure set forth in Exhibit D of the Abbott Agreement (which Myogen will not do without prior consultation with GSK) and the options to cure such breach, if applicable. GSK may, in its sole discretion but after consultation with Myogen, determine to cure any such breach of Myogen under the Abbott Agreement if Myogen has not already done so; provided, however, that (i) if GSK cures any monetary breach of Myogen, GSK will have the right to credit all of such amount paid to Abbott against any Milestone Payments and/or Royalties owed to Myogen as provided in
Article IX of this Agreement; and (ii) if GSK cures any non-monetary breach of Myogen, GSK will have the right to credit any and all reasonable, documented direct costs and expenses incurred by GSK in curing such non-monetary breach against any Milestone Payments and/or Royalties owed to Myogen as provided in
Article IX of this Agreement; however, in the case of (i) and (ii) above, only to the extent that such breach was not directly or indirectly a result of an act or omission by GSK, its Affiliates or sublicensees, including any breach of this Agreement.

     Section 2.7 Reservation of Rights. No right or license under any intellectual property right Controlled by either Party is granted or implied except as expressly granted in this Agreement. Except for the rights specifically granted in this Agreement, each Party expressly reserves all rights Controlled by it or its Affiliates to all its products and intellectual property, and reserves the right to utilize or allow its Affiliates or Third Parties to utilize such products and intellectual property rights in any manner not inconsistent with the terms of this Agreement.

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                                   ARTICLE III

                                   GOVERNANCE

     Section 3.1 Joint Steering Committee.

          (a) Within fifteen (15) Business Days after the Effective Date, the Parties will form a committee (the "Joint Steering Committee"), which will serve as a global oversight committee that is responsible for establishing, reviewing and revising (i) the overall Development strategy for Compound and Product in the Field in the Territory, with input from the Joint Project Team, including, without limitation, approval of all updates and revisions to the Development Plan as provided in Section 4.1; (ii) the overall Commercialization strategy for Compound and Product in the Field in the Territory (other than pricing and reimbursement for Product), with input from the Global Brand Team; and (iii) the overall Manufacturing strategy for Compound and Product in the Field in the Territory. The Joint Steering Committee will oversee the activities of the Joint Project Team and Global Brand Team, and will settle unresolved disputes or disagreements of the Joint Project Team and Global Brand Team.

          (b) Each Party will designate at least three (3) and up to five (5) representatives for membership on the Joint Steering Committee. Each Party's representatives on the Joint Steering Committee will be employees from among the project management, clinical, regulatory, commercial and alliance management departments of such Party and will have the authority to make decisions on behalf of such Party within the constraints of necessary internal approvals (which will have been previously obtained to the extent practicable). Each Party will have one (1) vote on each matter brought before the Joint Steering Committee. At least three (3) members from each Party (or their designees with the authority to make decisions on behalf of such Party) must be present at a meeting of the Joint Steering Committee to represent a quorum for voting purposes. Each Party may from time to time and in their sole discretion include additional non-voting ad-hoc representatives to participate in Joint Steering Committee meetings to address specific issues. The Joint Steering Committee will be co-chaired by a Myogen member of the Joint Steering Committee and a GSK member of the Joint Steering Committee and each Party may, from time to time and in its sole discretion, change the member of such Party who serves as such Party's designee for co-chairperson of the Joint Steering Committee.

          (c) The first meeting of the Joint Steering Committee may be a face to face meeting at a location agreed to by the Parties and will occur within twenty
(20) Business Days after formation of the Joint Steering Committee; provided, however that if the first meeting of the Joint Steering Committee is not face to face, the next meeting of the Joint Steering Committee, which must occur within the immediately succeeding Calendar Quarter, must be a face to face meeting at a location agreed to by the Parties. The purpose of the initial meeting will be to agree on an operational charter that will set forth the principles and guidelines for the governance and operation of the Joint Steering Committee (e.g., how the co-chairs of the Joint Steering Committee will share responsibilities for determining meeting agendas and the drafting of minutes, etc.). Thereafter, meetings will be held at least once during each Calendar Quarter, or more or less frequently as the Joint Steering Committee members may agree. The location of

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such meetings will alternate between sites selected by Myogen and GSK, unless otherwise agreed upon between the Parties. Joint Steering Committee meetings need not necessarily be face-to-face meetings but, upon the agreement of both Parties, can be via other methods of communication such as teleconferences and/or videoconference. Each Party will bear all expenses it incurs in regard to participating in all meetings of the Joint Steering Committee, including all travel and living expenses. Minutes of each Joint Steering Committee meeting will be prepared as agreed to by the co-chairpersons and distributed to the members of the Joint Steering Committee for review and comment within twenty
(20) Business Days after each meeting of the Joint Steering Committee, and will be approved as the first order of business at the immediately succeeding Joint Steering Committee meeting.

          (d) All decisions of the Joint Steering Committee will be by unanimous vote, which decisions will be final and binding on the Parties. Should the members of the Joint Steering Committee become deadlocked on an issue after a good faith but unsuccessful effort to break such deadlock, the issue will be presented to the senior management of Myogen and GSK as follows for resolution, which resolution will be final and binding on the Parties: (i) to the chief executive officer of Myogen or his/her designee and the head of the cardiovascular therapeutic area within the research and development organization at GSK or his/her designee for issues involving the Development of Compound and/or Product; and (ii) to the chief executive officer of Myogen or his/her designee and the president of pharmaceuticals for Europe at GSK or his/her designee for all issues other than those relating to Development of Compound and/or Product. If the dispute remains unresolved after thirty (30) Business Days following the date on which such dispute is referred to the senior management of each Party as provided in this Section 3.1(d), then (w) Myogen will make the final and binding decision with respect to any dispute involving the Development, Manufacture and Commercialization of Compound and/or Product in the Myogen Territory, provided that such decision cannot be inconsistent with the terms of this Agreement, the Development Plan and the Global Marketing Plan, and such decision cannot materially and adversely affect GSK's right and ability to Develop, Manufacture and Commercialize Product in the GSK Territory; (x) GSK will make the final and binding decision with respect to any dispute involving the Development, Manufacture and Commercialization of Compound and/or Product in the GSK Territory, provided that such decision cannot be inconsistent with the terms of this Agreement, the Development Plan and the Global Marketing Plan, and such decision cannot materially and adversely affect Myogen's right and ability to Develop, Manufacture and Commercialize Product in the Myogen Territory; (y) any such decision, to the extent not specific to the Myogen Territory or the GSK Territory, will be resolved in accordance with Section 14.1; and (z) any and all issues relating to safety will be resolved as set forth in Section 3.4.

          (e) The Joint Steering Committee will have only such powers as are specifically delegated to it in this Agreement, and will have no power to amend this Agreement or waive a Party's rights or obligations under this Agreement.

     Section 3.2 Joint Project Team.

          (a) Within thirty (30) Business Days after the Effective Date, the Parties will form a team (the "Joint Project Team") whose mandate will be to (i) make strategic and

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EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF
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operational recommendations to the Joint Steering Committee on matters relating to the Development of Compound and Product in the Field in the Territory; (ii) update the Development Plan during each Calendar Year and obtain the Joint Steering Committee's approval of all such updates to the Development Plan, as provided in Section 4.1; and (iii) oversee, manage and implement the Development of Product in the Field in the Territory as provided in Article 4, including, without limitation, appropriate safety reporting systems, pre-commercial manufacturing and technology transfer.

          (b) Each Party will designate at least three (3), but not more than five (5) representatives for membership on the Joint Project Team. Each Party may, from time to time and in their sole discretion, determine from which departments of such Party (e.g., scientific, clinical development, commercial development, regulatory, manufacturing, etc.) representatives on the Joint Project Team will come. Each Party will have one (1) vote on each matter brought before the Joint Project Team. At least three (3) members from each Party (or their designees with the authority to make decisions on behalf of such Party) must be present at a meeting of the Joint Project Team to represent a quorum for voting purposes. Each Party may from time to time and in their sole discretion include additional non-voting ad-hoc representatives to participate in Joint Project Team meetings to address specific issues. The Joint Project Team will be co-chaired by a Myogen member and a GSK member.

          (c) The first meeting of the Joint Project Team may be a face to face meeting at a location agreed to by the Parties will occur within twenty (20) Business Days after formation of the Joint Project Team; provided, however that if the first meeting of the Joint Project Team is not face to face, the next meeting of the Joint Project Team, which must occur within the immediately succeeding Calendar Quarter, must be a face to face meeting at a location agreed to by the Parties. The purpose of the initial meeting will be to agree on an operational charter that will set forth the principles and guidelines for the governance and operation of the Joint Project Team (e.g., how the co-chairs of the Joint Project Team will share responsibilities for determining meeting agendas and the drafting of minutes, etc.). Thereafter, meetings will be held at least once during each Calendar Quarter, or more or less frequently as the Joint Project Team members may agree. The location of such meetings will alternate between sites selected by Myogen and GSK, unless otherwise agreed upon between the Parties. Joint Project Team meetings need not necessarily be face-to-face meetings but, upon the agreement of both Parties, can be via other methods of communication such as teleconferences and/or videoconference; provided, however that unless otherwise agreed to by the Parties, Joint Project Team meetings will be face-to-face meetings not less than twice per year. Each Party will bear all expenses it incurs in regard to participating in all meetings of the Joint Project Team, including all travel and living expenses. Minutes of each Joint Project Team meeting will be prepared as agreed to by the co-chairpersons and distributed to the members of the Joint Project Team for review and comment within twenty (20) Business Days after each meeting of the Joint Project Team, and will be approved as the first order of business at the immediately succeeding Joint Project Team meeting.

          (d) All decisions of the Joint Project Team will be by unanimous vote, which decision will be final and binding on the Parties. Should the members of the Joint Project Team become deadlocked on an issue after a good faith but unsuccessful effort to break such deadlock,

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the issue will be presented to the Joint Steering Committee for resolution as set forth in Section 3.1(d).

     Section 3.3 Global Brand Team.

          (a) Within thirty (30) Business Days after the Effective Date, the Parties will form a team (the "Global Brand Team") whose mandate will be to (i) make strategic and operational recommendations to the Joint Steering Committee on matters relating to the Commercialization of Compound and Product in the Field in the Territory; (ii) draft the initial Global Marketing Plan, and update such Global Marketing Plan during each Calendar Year and obtain the Joint Steering Committee's approval of any such updates to the Global Marketing Plan, as provided in Section 5.1; and (iii) oversee the Commercialization of Product in the Field in the Territory by the Parties as provided in Article 5.

          (b) Each Party will designate at least three (3), but not more than five (5) representatives for membership on the Global Brand Team. Each Party may, from time to time and in their sole discretion, determine from which departments of such Party representatives on the Global Brand Team will come. Each Party will have one (1) vote on each matter brought before the Global Brand Team. At least three (3) members from each Party (or their designees with the authority to make decisions on behalf of such Party) must be present at a meeting of the Global Brand Team to represent a quorum for voting purposes. Either Party may from time to time and in their sole discretion include additional non-voting ad-hoc representatives to participate in Global Brand Team meetings to address specific issues. The Global Brand Team will be co-chaired by a Myogen member and a GSK member.

          (c) The first meeting of the Global Brand Team will be a face to face meeting at a location agreed to by the Parties and will occur within twenty (20) Business Days after formation of the Global Brand Team. The purpose of the initial meeting will be to agree on an operational charter that will set forth the principles and guidelines for the governance and operation of the Global Brand Team (how the co-chairs of the Global Brand Team will share responsibilities for determining meeting agendas and the drafting of minutes, etc.). Thereafter, meetings will be held at least once during each Calendar Quarter, or more or less frequently as the Global Brand Team members may agree. The location of such meetings will alternate between sites selected by Myogen and GSK, unless otherwise agreed upon between the Parties. Global Brand Team meetings need not necessarily be face-to-face meetings but, upon the agreement of both Parties, can be via other methods of communication such as teleconferences and/or videoconference. Each Party will bear all expenses it incurs in regard to participating in all meetings of the Global Brand Team, including all travel and living expenses. Minutes of each Global Brand Team meeting will be prepared as agreed to by the co-chairpersons and distributed to the members of the Global Brand Team for review and comment within twenty (20) Business Days after each meeting of the Global Brand Team, and will be approved as the first order of business at the immediately succeeding Global Brand Team meeting.

          (d) All decisions of the Global Brand Team will be by unanimous vote, which decision will be final and binding on the Parties. Should the members of the Global Brand Team become deadlocked on an issue after a good faith but unsuccessful effort to break such deadlock,

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the issue will be presented to the Joint Steering Committee for resolution as set forth in Section 3.1(d).

     Section 3.4 Decisions Relating to Safety Concerns.

          (a) Development Activities. If a Party (the "requesting Party") reasonably believes that patient safety may be compromised in any ongoing or proposed or planned Development activity of the other Party involving a clinical trial for the Product (the "developing Party"), such requesting Party may send written notice to the developing Party requesting that the developing Party modify, discontinue or not initiate, as applicable, such Development activity (including, without limitation, any clinical trial) in the Territory. If the developing Party does not modify or discontinue the conduct or planning of any such Development activity within thirty (30) Business Days (or such shorter period as may be required by applicable Regulatory Authorities) after receipt of written request from the requesting Party as provided in this Section 3.4(a), the requesting Party may request that such matter be presented to an independent safety board for resolution. The independent safety board panel will be comprised of three (3) panelists, one (1) of whom will be selected by GSK, one
(1) of whom will be selected by Myogen, and one (1) of whom will be selected by the two (2) panelists selected by the Parties. No panelist of the independent advisory board may be an employee of either Party or shall have had an employment or consulting relationship with either Party within five (5) years of his/her appointment. Each panelist shall disclose his/her prior employment and consulting relationships and must have a background in clinical safety issues. Each Party will bear the cost of its own designated panelist on the independent safety board and will equally share the cost of the third panelist selected by the other panelists. The Parties must present such matter to the independent safety board for resolution within thirty (30) Business Days after a request is made by the requesting Party, which decision of the independent safety board regarding the continuation of any such Development activity must be agreed to by a majority of the panelists and will be binding on the Parties.

          (b) Commercialization Activities. Without prejudice to the provisions contained in Section 8.1(a), if GSK reasonably believes that patient safety may be compromised at any time after the First Commercial Sale, GSK may terminate this Agreement in accordance with Section 11.3.

          (c) Notification of Safety Concerns. After a Party reasonably believes that patient safety may be compromised with respect to Product in the Field in the Territory as described in Section 3.4(a) or 3.4(b), such Party will promptly notify the other Party. Within two (2) Business Days after such notice is sent by a Party, the Joint Steering Committee will meet to discuss how the Parties will address the patient safety concern, whether as provided in Sections 3.4(a) and 3.4(b) or in some other manner.

                                   ARTICLE IV

                       DEVELOPMENT AND REGULATORY FILINGS

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     Section 4.1 Development Plan. The initial Development Plan which has been agreed to by the Parties as of the Effective Date, has been exchanged by the Parties under separate cover. Not later than sixty (60) Business Days prior to the end of each Calendar Year during the Term in which the Development Plan is applicable, the Joint Project Team will update the Development Plan as required and submit the updated Development Plan for review and approval by the Joint Steering Committee.

     Section 4.2 Clinical/Non-Clinical Development Under the Development Plan.

          (a) Myogen will be solely responsible for conducting all clinical and non-clinical Development activities that, as of the Effective Date, the Parties believe are required in order for Myogen to obtain and maintain Regulatory Approvals for Product in the Field in the United States as set forth in Section 4.4(b) and that, as of the Effective Date, the Parties believe are required in order for GSK or its Affiliates to obtain and maintain Regulatory Approvals for Product in the Field in Canada and the European Economic Area as set forth in
Section 4.4(a), in each case as set forth in the Development Plan exchanged by the Parties on the Effective Date and in accordance with this Agreement, and as directed by the Joint Project Team. The Development Plan exchanged by the Parties on the Effective Date sets forth all such clinical and non-clinical Development activities that the Parties believe are required in order for Myogen to obtain and maintain Regulatory Approvals for Product in the Field in the United States as set forth in Section 4.4(b) and that the Parties believe are required in order for GSK or its Affiliates to obtain and maintain Regulatory Approvals for Product in the Field in Canada and the European Economic Area as set forth in Section 4.4(a), which Development activities will be conducted by or on behalf of Myogen at Myogen's sole cost and expense (provided that Myogen shall not be required to pay regulatory filing, submission or similar fees relating to the GSK Territory). To the extent that Myogen initiates any such Development activities after the Effective Date, Myogen will share the design of any such Development activities with GSK and provide GSK with a reasonable opportunity to review, comment on and modify such design in a manner consistent with the requirements necessary for GSK to obtain and maintain Regulatory Approval for Product in the Field in the GSK Territory. All clinical and non-clinical Development activities other than as set forth in the Development Plan exchanged by the Parties on the Effective Date or as provided in Section
4.4 shall be deemed to be New Development Activities and Myogen and GSK shall be responsible for the costs and expenses related to such New Development Activities as provided in Section 4.3. Myogen will preserve any and all raw data generated from non-Good Laboratory Practices (GLP) studies, including, without limitation, pharmacology studies and absorption, distribution, metabolism and excretion (ADME) studies, until such time that GSK determines such raw data is no longer needed by GSK or its Affiliates to obtain or maintain Regulatory Approvals in the GSK Territory as provided in Section 4.4(a). After such time, Myogen will notify GSK in writing prior to destroying any such raw data and offer GSK an opportunity to retain such raw data at GSK's sole cost and expense.

          (b) Except as otherwise provided in Section 4.2(a) above, GSK will be solely responsible for conducting all clinical and non-clinical Development activities that are required in order for GSK or its Affiliates to obtain and maintain Regulatory Approvals for Product in all countries in the GSK Territory in accordance with this Agreement and as directed by the Joint Project Team. Such Development activities shall be conducted by or on behalf of GSK at GSK's

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sole cost and expense. Notwithstanding the foregoing, Myogen will, as reasonably requested by GSK and at Myogen's sole cost and expense (provided that documented fees and expenses of any Third Party will be billed at cost to GSK), provide support to GSK with respect to clinical and non-clinical Development activities required to obtain and maintain Regulatory Approvals for Product in the GSK Territory.

          (c) Each Party, as applicable, will use Commercially Reasonable Efforts to execute and to perform, or cause to be performed, their respective Development activities set forth in the Development Plan, in each case, in compliance with Applicable Law, Good Clinical Practice and Good Laboratory Practice. Each Party will at no cost or expense to the other Party provide such other Party with copies of or access to any and all Development Information generated or otherwise obtained (including information generated or obtained by Affiliates or any Third Party on behalf of a Party, provided that the fees and expenses of any Third Party will be billed at cost to the requesting Party) in the Development of Compound and/or Product as provided in this Section 4.2 (including Development Information generated or otherwise obtained by GSK and/or its Affiliates to support the initial JNDA filing), all of which Development Information may be used by or on behalf of each Party in the Development, Manufacture and/or Commercialization of Compound and/or Product in their respective Territories, including, without limitation, in the preparation, submission, filing, prosecution and maintenance of Regulatory Approvals for Product in their respective Territories. Moreover, upon reasonable written notice from a Party, the other Party will provide Regulatory Authorities with access to any Development Information for inspection and/or review as may be required under Applicable Law.

     Section 4.3 Development Outside of the Development Plan.

          (a) If, during the Term, either Party desires to Develop the Compound and/or Product in the Field for new indications, new formulations, publication purposes or any purpose other than as provided in the Development Plan (a "New Development Activity"), such Party must submit its proposed development plan for such New Development Activity, including, without limitation the proposed budget of all costs thereof, for review and approval by the Joint Steering Committee.

          (b) If the Joint Steering Committee approves the proposed plan and budget for a New Development Activity (a "Joint New Development Activity"), then prior to the commencement of any such Joint New Development Activity, the Parties, through the Joint Project Team, will use Commercially Reasonable Efforts to draft and agree to a comprehensive development plan and budget for such Joint New Development Activity that are consistent with the proposed development plan that was provided to the Joint Steering Committee as provided in Section 4.3(a). The Parties acknowledge and agree that (i) each Party will be responsible for its own internal costs associated with such Joint New Development Activity; (ii) GSK will only be obligated to pay for those actual external costs for such Joint New Development Activity that are equal to the greater of (A) [..**..] of such actual external costs, or (B) if sales have commenced in both the GSK Territory and the Myogen Territory, [..**..] such actual external costs [..**..] the gross sales of Product in the Field in the GSK Territory for the immediately preceding Calendar Year [..**..] the gross sales of Product in the Field in the Territory for the immediately

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preceding Calendar Year, in each case calculated by the Parties in accordance with generally accepted accounting principles; and (iii) Myogen will be obligated to pay for all actual external costs for such Joint New Development Activity which GSK is not obligated to pay for as provided in (ii) above. The Parties will conduct any Joint New Development Activity in accordance with the development plan, the budget prepared as provided in this Section 4.3(b) and the terms and conditions of this Agreement, and as directed by the Joint Project Team and Joint Steering Committee.

          (c) If the Joint Steering Committee does not approve the proposed plan and/or budget for a New Development Activity and Myogen nonetheless desires to conduct such New Development Activity (a "Myogen Sponsored New Development Activity"), Myogen may conduct such Myogen Sponsored New Development Activity only within the Myogen Territory; provided, however that Myogen may conduct clinical/non-clinical activities relating to such Myogen Sponsored New Development Activity in the GSK Territory upon obtaining GSK's prior written consent, which will not be unreasonably withheld. Prior to conducting such Myogen Sponsored New Development Activity, Myogen will draft a comprehensive development plan and budget for such Myogen Sponsored New Development Activity that is consistent with the proposed development plan submitted to the Joint Steering Committee as provided in Section 4.3(b), which will be presented to the Joint Project Team for review and comment. Myogen will conduct any such Myogen New Development Activity in accordance with the development plan and budget prepared as provided in this Section 4.3(c), the terms and conditions of this Agreement. Myogen will be solely responsible for conducting, and paying all costs and expenses related to, a Myogen Sponsored New Development Activity. Upon Myogen's completion of a Myogen Sponsored New Development Activity, Myogen will provide GSK with access to any and all Development Information generated by or on behalf of Myogen during such Myogen Sponsored New Development Activity, all of which Development Information may be used by or on behalf of GSK in the Development, Manufacture and/or Commercialization of Compound and/or Product in the Field in the GSK Territory, including, without limitation, in the preparation, submission, filing, prosecution and maintenance of Regulatory Approvals for Product in the Field in the GSK Territory; provided, however, that GSK first pays to Myogen an amount equal to what GSK's funding contribution would have been as provided in Section 4.3(b)(i) had the Joint Steering Committee approved such New Development Activity, plus [..**..] of such amount.

          (d) If the Joint Steering Committee does not approve the proposed plan and/or budget for a New Development Activity and GSK nonetheless desires to conduct such New Development Activity (a "GSK Sponsored New Development Activity"), GSK may conduct such GSK Sponsored New Development Activity only within the GSK Territory; provided, however that GSK may conduct clinical/non-clinical activities relating to such GSK Sponsored New Development Activity in the Myogen Territory only upon obtaining Myogen's prior written consent, which will not be unreasonably withheld. Prior to conducting such GSK Sponsored New Development Activity, GSK will draft a comprehensive development plan and budget for such GSK Sponsored New Development Activity that is consistent with the proposed development plan submitted to the Joint Steering Committee as provided in Section 4.3(b), which will be presented to the Joint Project Team for review and comment. GSK will conduct any such GSK New Development Activity in accordance with the development plan and budget

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prepared as provided in this Section 4.3(d), the terms and conditions of this
Agreement. GSK will be solely responsible for conducting, and paying all costs and expenses related to, a GSK Sponsored New Development Activity. Upon GSK's completion of a GSK Sponsored New Development Activity, GSK will provide Myogen with access to any and all Development Information generated by or on behalf of GSK during such GSK Sponsored New Development Activity, all of which Development Information may be used by or on behalf of Myogen in the Development, Manufacture and/or Commercialization of Compound and/or Product in the Field in the Myogen Territory, including, without limitation, in the preparation, submission, filing, prosecution and maintenance of Regulatory Approvals for Product in the Field in the Myogen Territory; provided, however that Myogen first pays to GSK an amount equal to what Myogen's funding contribution would have been as provided in Section 4.3(b)(ii) had the Joint Steering Committee approved such New Development Activity, plus [..**..] of such amount.

     Section 4.4 Regulatory Approvals.

          (a) Subject to Section 6.4, GSK will, in accordance with the Development Plan and as directed by the Joint Project Team, be solely responsible for at its sole expense, using Commercially Reasonable Efforts, for the preparation, submission, filing, prosecution and maintenance, in its own name or in the name of any of its Affiliates or sublicensees, of all Regulatory Approvals for Compound and Product in the Field in the GSK Territory.

          (b) Myogen will, in accordance with the Development Plan and as directed by the Joint Project Team, be solely responsible for, at its sole expense, the preparation, submission, filing, prosecution and maintenance, in its own name or in the name of any of its Affiliates or sublicensees, of all Regulatory Approvals for Compound and Product in the Field in the Myogen Territory.

          (c) Notwithstanding the foregoing, each Party agrees and acknowledges that it will, as reasonably requested by the other Party from time to time during the Term, assist the other Party with the preparation of the Common Technical Document. Further, Myogen will, as reasonably requested by GSK from time to time during the Term, (i) assist GSK with the preparation of responses to questions by Regulatory Authorities regarding Compound and/or Product in the Field in the GSK Territory; and (ii) provide support to GSK during the preparation, filing, prosecution and maintenance of Regulatory Approvals for Compound and Product in the Field in the GSK Territory, in each case at Myogen's sole cost and expense; provided, however that the reasonable, documented direct fees and expenses of any Third Party incurred by Myogen in connection with such assistance will be [..**..] GSK.

          (d) Except with respect to a Myogen Sponsored New Development Activity, unless GSK has paid the funding contribution, if required, as set forth in Section 4.3(c), Myogen will promptly furnish GSK with copies of all substantive Regulatory Authority outputs relating to the Development of, and/or filing of Regulatory Approvals for, Compound and/or Product in the Myogen Territory (including, without limitation, all substantive correspondence with such Regulatory Authorities, responses from such Regulatory Authorities, requests for information from such Regulatory Authorities, briefing documents and other materials relating to interactions with such Regulatory Authorities, and summaries of outputs resulting from substantive

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correspondence/ conversations or meetings with such Regulatory Authorities).

          (e) Except with respect to a GSK Sponsored New Development Activity, unless Myogen has paid the funding contribution, if required, as set forth in
Section 4.3(d), GSK will promptly furnish Myogen with copies of all substantive Regulatory Authority outputs relating to the Development of, and/or filing of Regulatory Approvals for, Compound and/or Product in the GSK Territory (including, without limitation, all substantive correspondence with such Regulatory Authorities, responses from such Regulatory Authorities, requests for information from such Regulatory Authorities, briefing documents and other materials relating to interactions with such Regulatory Authorities, and summaries of outputs resulting from substantive correspondence/ conversations or meetings with such Regulatory Authorities).

                                    ARTICLE V

                                COMMERCIALIZATION

     Section 5.1 Global Marketing Plan. As directed by the Joint Steering Committee, the Global Brand Team will draft the initial Global Marketing Plan and submit the initial Global Marketing Plan to the Joint Steering Committee for review and approval. Thereafter, not later than sixty (60) Business Days prior to the end of each Calendar Year during the Term, the Global Brand Team will update the Global Marketing Plan as required and submit the updated Global Marketing Plan for review and approval by the Joint Steering Committee.

     Section 5.2 Commercialization of Product in the GSK Territory.

          (a) (i) GSK will have full control, authority and responsibility for the Commercialization of Product in the Field in the GSK Territory. Subject to
Section 6.4, GSK will exercise its Commercially Reasonable Efforts in Commercializing Product in countries of the GSK Territory where it has obtained Regulatory Approval in a manner consistent with this Agreement and the Global Marketing Plan, and, with respect to the Major Countries and Major European Market Countries only, as directed by the Global Brand Team. Notwithstanding anything in this Section 5.2(a) or in this Agreement to the contrary, GSK will have final decision-making authority, in its sole discretion, relating to the Commercialization of Product in the Field in the GSK Territory, including, without limitation, pricing and reimbursement for Product (as provided in Section 5.2(c)), Product advertising and promotional materials, Product packaging, sales force training and all interactions with Regulatory Authorities regarding the Commercialization of Product in the Field; provided, however that any such decisions of GSK relating to the Commercialization of Product in the Field in the GSK Territory, to the extent not required by a Regulatory Authority or under Applicable Law, will not be inconsistent with the Global Marketing Plan or the terms of this Agreement, and will not materially and adversely affect Myogen's Development, Manufacture and/or Commercialization of Product in the Field in the Myogen Territory, or subject to Section 2.3, Myogen's retained right to make, have made, use, sell, offer for sale and/or import Product outside of the Field in the GSK Territory.

               (ii) If, at any time during the Term, Myogen reasonably believes that

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GSK has failed to use Commercially Reasonable Efforts in Commercializing Product
in a country in the GSK Territory as set forth in Section 5.2(a)(i), Myogen may
(A) with respect to any Major Country or Major European Market Country, exercise its rights under Section 6.2, and (B) with respect to any country other than a Major Country or Major European Market Country, exercise its rights under
Section 11.2 to terminate this Agreement but only with respect to such affected country and in such an event, such terminated country will be removed from the GSK Territory and included within the Myogen Territory and the provisions contained in Section 11.9(a) shall apply to such termination.

          (b) GSK will book all sales of Product in the Field in the GSK Territory and will warehouse and distribute the Product in the Field in the GSK Territory; provided, however, that GSK will be permitted to warehouse Product in the Field in the Myogen Territory if such Product has been Manufactured by or on behalf of GSK in the Myogen Territory. If Myogen receives any orders for Product for sale in the Field in the GSK Territory, it will refer such orders to GSK. If Product sold in the Field in the GSK Territory is returned to Myogen, Myogen will promptly ship such returned Product to a facility designated by GSK.

          (c) Subject to the terms of this Agreement, including, without limitation, Section 6.4, and the Global Marketing Plan, (i) GSK will be solely responsible for, using Commercially Reasonable Efforts, all pricing and reimbursement approval proceedings relating to the Product in the Field in the GSK Territory, and (ii) GSK will have complete discretion in setting pricing for the Product in the Field in the GSK Territory. GSK will be responsible for filing and maintenance fees relating to pricing and reimbursement approvals.

          (d) (i) Subject to Applicable Law and the Global Marketing Plan, GSK will, in its sole discretion, determine and select all trademarks, tradenames, copyrights, logos (collectively, "GSK Marks"), used in connection with Product in the Field in the GSK Territory and will, as part of GSK's annual updates to the Global Marketing Plan, keep Myogen informed of GSK's plans with respect to existing and planned GSK Marks. For the avoidance of doubt, the term "GSK Marks" will in no way be deemed to include the Myogen Trademarks.

               (ii) Myogen hereby grants to GSK an exclusive, royalty free license, with the right to grant sublicenses, to use the Myogen Trademarks to Develop, Manufacture and Commercialize Compound and/or Product in the Field in the GSK Territory during the Term. GSK will use the Myogen Trademarks solely with respect to the Development, Manufacture and/or Commercialization of Compound and/or Product in the Field and in accordance with the standards of quality established or approved in writing by Myogen and provided to GSK. Whenever GSK uses the Myogen Trademarks in any manner in connection with Product, Myogen will clearly indicate that the Myogen Trademarks are owned by Myogen. When using the Myogen Trademarks under this Agreement, GSK will comply with all Applicable Law pertaining to the Myogen Trademarks in force at any time in the GSK Territory. During the Term, GSK will provide Myogen with copies of promotional materials on a periodic basis, as requested by Myogen, for review of the use of the Myogen Trademarks by GSK. GSK will use Commercially Reasonable Efforts to promptly take any and all actions directed by Myogen with respect to GSK's use of the Myogen Trademarks that are reasonably designed to ensure compliance with the provisions of this Section 5.2(d)(ii).

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF
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                    (A) GSK acknowledges and agrees that Myogen and/or its
Affiliates, is, and at all times will remain the owner of the Myogen Trademarks. GSK will not at any time do, cause to be done, or permit any of its employees, agents, contractors and subcontractors to commit any act inconsistent with, contesting or in any way impairing, or tending to impair, such ownership. GSK agrees that all use of the Myogen Trademarks by GSK will inure to the benefit of and be on behalf of Myogen or Myogen's Affiliates. GSK acknowledges that nothing in this Agreement will give GSK any right, title or interest in the Myogen Trademarks other than the right to use the Myogen Trademarks within the GSK Territory in accordance with this Agreement. GSK agrees that it will not challenge Myogen's or Myogen's Affiliates' title to, or ownership of, the Myogen Trademarks, or attack or contest the validity of the Myogen Trademarks. All goodwill accruing to the Myogen Trademarks as a result of the use of the Myogen Trademarks in the performance of this Agreement will belong solely to Myogen or Myogen's Affiliates. In the event that GSK acquires any rights in the Myogen Trademarks in connection with GSK's activities pursuant to this Agreement, GSK will assign, and hereby does assign, to Myogen or Myogen's Affiliates all such rights, including any related goodwill.

                    (B) GSK is limited to using the Myogen Trademarks in connection with the Internet as follows:

                         (1) the use must be in compliance with local rules
regarding advertising of pharmaceuticals on the Internet;

                         (2) the use of any Myogen Trademarks as a domain name
is limited to the relevant country code domain within the GSK Territory. No license is granted to use the ".com generic code domain" or any other such top-level domain. All domain names containing the Myogen Trademark will be registered and maintained by and in the name of Myogen or its designee;

                         (3) the use of any Myogen Trademarks as a domain name
is limited to use on websites with universal resource locaters using the relevant country code domain within the GSK Territory and aimed at audiences in those countries in the GSK Territory;

                         (4) appropriate disclaimers must be included in any
website to the effect that it is intended for residents in that country within the GSK Territory only; and

                         (5) in using any of the Myogen Trademarks as a domain
name or on the Internet, GSK will not have and will not represent in any way that it has any title or right to the ownership or registration or their use, except as provided in this Agreement. GSK will at all times indicate that each of the Trademarks is a trademark of Myogen and is used under license.

          (e) Upon GSK's request, the Parties will, through the Global Brand Team and

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in the Global Marketing Plan, use good faith efforts to negotiate ways in which
Myogen may assist GSK in the Commercialization of Product in the Field in the GSK Territory during the Term at no cost or expense to GSK except as agreed in advance to defer the incremental cost of such efforts to Myogen.

     Section 5.3 Commercialization of Product in the Myogen Territory.

          (a) Myogen will have full control, authority and responsibility for the Commercialization of Product in the Myogen Territory. Myogen will exercise its Commercially Reasonable Efforts in Commercializing Product in countries of the Myogen Territory where it has obtained Regulatory Approval in a manner consistent with this Agreement and the Global Marketing Plan, and as directed by the Global Brand Team. Notwithstanding anything in this Section 5.3(a) or in this Agreement to the contrary, Myogen will have final decision-making authority, in its sole discretion, relating to the Commercialization of Product in the Myogen Territory, including, without limitation, pricing and reimbursement for Product, Product advertising and promotional materials, Product packaging, sales force training and all interactions with Regulatory Authorities regarding the Commercialization of Product in the Field; provided, however that any such decisions of Myogen relating to the Commercialization of Product in the Field in the Myogen Territory, to the extent not required by a Regulatory Authority or under Applicable Law, will not be inconsistent with the Global Marketing Plan or the terms of this Agreement, and will not materially and adversely affect GSK's Development, Manufacture and/or Commercialization of Product in the Field in the GSK Territory.

          (b) Myogen will book all sales of Product in the Myogen Territory and will warehouse and distribute the Product in the Myogen Territory; provided, however, that Myogen will be permitted to warehouse Product in the GSK Territory if such Product has been Manufactured by or on behalf of Myogen in the GSK Territory. If GSK receives any orders for Product for sale in the Myogen Territory, it will refer such orders to Myogen. If Product sold in the Myogen Territory is returned to GSK, GSK will promptly ship such returned Product to a facility designated by Myogen.

          (c) Subject to the terms of this Agreement and the Global Marketing Plan, (i) Myogen will be solely responsible for, using Commercially Reasonable Efforts, all pricing and reimbursement approval proceedings relating to the Product in the Myogen Territory, and (ii) Myogen will have complete discretion in setting pricing for the Product in the Myogen Territory. Myogen will be responsible for filing and maintenance fees relating to pricing and reimbursement approvals.

          (d) Subject to Applicable Law and the Global Marketing Plan, Myogen will, in its sole discretion, determine and select all trademarks, tradenames, copyrights, logos (collectively, the "Myogen Marks"), used in connection with Product in the Myogen Territory and will, as part of Myogen's annual updates to the Global Marketing Plan, keep GSK informed of Myogen's plans with respect to existing and planned Myogen Marks.

          (e) Upon Myogen's request, the Parties will, through the Global Brand Team and in the Global Marketing Plan, use good faith efforts to negotiate ways in which GSK may

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assist Myogen in the Commercialization of Product in the Field in the Myogen
Territory during the Term at no cost or expense to Myogen except as agreed in advance to defer the incremental cost of such efforts to GSK.

     Section 5.4 Product Flow Outside of Territory. Subject to Applicable Law, each Party will implement reasonable safeguards so that country-specific Product is sold only in such Party's respective Territory and is not sold in any country outside such Party's respective Territory. Subject to Applicable Law, each Party will sell Product only in its respective Territory and will not, directly or indirectly, offer Product to any Third Party that such Party reasonably believes is going to Commercialize such Product, directly or indirectly, outside such Territory, unless mutually agreed in writing upon by both Parties. If a Party becomes aware that any of its customers has imported Product from outside its respective Territory or exported Product to outside its respective Territory, or has reason to believe that a customer intends to import Product from outside its respective Territory or exported Product to outside its respective Territory, such Party, to the extent permitted under Applicable Law will take Commercially Reasonable Efforts to cause such customer to cease such illegal import/export activities; provided, however, that nothing contained in this Section 5.4 will obligate GSK to take any action to comply with this Section 5.4 which is greater than that taken with respect to other pharmaceutical products of GSK prior to the Effective Date. Further, the Parties acknowledge and agree that this Section
5.4 will not apply to Myogen's Commercialization of Product outside of the Field in the GSK Territory.

                                   ARTICLE VI

                                    DILIGENCE

     Section 6.1 Failure by GSK to Use Diligence. If at any time during the Term, Myogen reasonably believes that GSK has (i) breached one or more of its obligations to Myogen pursuant to Section 6.3 or (ii) failed to use Commercially Reasonable Efforts in (A) preparing and filing Regulatory Approvals for Product in the Field in any Major Country or Major European Market Country as provided in Section 4.4(a), and/or (B) Commercializing Product in the Field in any Major Country or Major European Market Country as provided in Sections 5.2(a) and (b), and Myogen reasonably believes that Product in the Field is commercially viable in such Major Country or Major European Market Country, then Myogen will have the right to provide GSK with written notice that Myogen intends to assume responsibility for the Development and Commercialization of Product in the Field in such Major Country or Major European Market Country (the "Assumption of Responsibility Notice").

     Section 6.2 Opportunity to Remedy Diligence Failure.

          (a) Subject to Section 6.4, if GSK does not, during the [..**..] period immediately after the date of such Assumption of Responsibility Notice, commence using Commercially Reasonable Efforts to prepare and file Regulatory Approvals for Product in the Field as provided in Section 4.4(a) and/or to Commercialize Product in the Field as provided in Section 5.2(a)(i), in each case in the Major Country or Major European Market Country that is

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
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the subject of an Assumption of Responsibility Notice or otherwise notifies
Myogen in writing that GSK does not intend to take such action, then unless otherwise agreed to by Myogen in writing, GSK's right under the Abbott Intellectual Property and Myogen Intellectual Property as set forth in Section 2.1(a) to Develop and Commercialize Product in the Field in such Major Country or Major European Market Country will immediately terminate (without application of any cure period specified in Section 11.2), and such Major Country or Major European Market Country will be removed from the GSK Territory and included within the Myogen Territory and the provisions contained in Section 11.9(a) shall apply to such termination.

          (b) Subject to Section 6.4, if GSK does not, during the [..**..] period immediately after the date of such Assumption of Responsibility Notice, commence using Commercially Reasonable Efforts to conduct the activities set forth in Section 6.3 in a Major Country or Major European Market Country, as applicable therein, that is the subject of an Assumption of Responsibility Notice, or otherwise notifies Myogen in writing that GSK does not intend to take such action, then unless otherwise agreed to by Myogen in writing, GSK's right under the Abbott Intellectual Property and Myogen Intellectual Property as set forth in Section 2.1(a) to Develop and Commercialize Product in the Field in such Major Country or Major European Market Country will immediately terminate (without application of any cure period specified in Section 11.2), and such Major Country or Major European Market Country will be removed from the GSK Territory and included within the Myogen Territory and the provisions contained in Section 11.9(a) shall apply to such termination.

     Section 6.3 Specific Objectives. Without limiting the generality of the GSK's obligations under Section 6.1, GSK shall fulfill the following Development and Commercialization obligations in order to maintain its rights in a Major Country or Major European Market Country, as applicable:

          (a) Subject to the generation of a Common Technical Document which, as reasonably determined by GSK, is fully satisfactory to meeting the regulatory requirements in the European Union, the cooperation of Myogen as provided in
Section 4.4(c) and Myogen's compliance with Section 7.2, GSK shall submit to the EMEA a MAA for the Product as promptly as practicable but in no event more than [..**..] after submission of the first (1st) NDA relating to Product for the palliation and/or treatment of PAH, unless otherwise agreed to by the Parties.

          (b) Within [..**..] after the submission of the first (1st) NDA relating to Product for the palliation and/or treatment of PAH, unless otherwise agreed to by the Parties, GSK will file for Regulatory Approval for the Product in each Major Country, so long as such registration and future Commercialization of Product in such Major Country do not present the reasonable potential to substantially damage the commercial potential of the Product in larger markets in the GSK Territory for reasons including, but not limited to, reference pricing or parallel importation; provided, however, that with respect to Japan, GSK will submit to the MHLW a JNDA for the Product within the earlier of (x) [..**..] after the completion of all studies required for Regulatory Approval in Japan, or (y) subject to the cooperation of Myogen as provided in Section 4.4(c) and Myogen's compliance with Section 7.2, [..**..] after submission of the first
(1st) NDA relating to a Product for the palliation and/or treatment of PAH,

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unless otherwise agreed to by the Parties.

          (c) GSK shall achieve First Commercial Sale in each Major Country and Major European Market Country in which it obtains Regulatory Approval and pricing and reimbursement approval (which is commercially acceptable to GSK) for the Product not later than [..**..] after the date on which such Regulatory Approval is granted and pricing and reimbursement approval is obtained.

          (d) During the [..**..] Calendar Years after the First Commercial Sale in a Major European Market Country, GSK shall conduct at least [..**..] of the activities prescribed in the mutually agreed Marketing Plan for advertising, promotion, marketing, professional education and sales efforts for the Product in the Field in each Major European Market Country; provided, however, that GSK shall spend on such activities an amount that is not less than [..**..] of the Net Sales for the prior Calendar Year in such Major European Market Country, or in the absence of sales history, an amount that is not less than [..**..] of the applicable budgeted Net Sales projection for such Major European Market Country. Notwithstanding anything contained herein to the contrary, the obligations set forth in this Section 6.3(d) will continue in the [..**..] Calendar Year after the First Commercial Sale in a Major European Market Country if GSK receives an Assumption of Responsibility Notice due to an alleged breach of its obligations under this Section 6.3(d) in the [..**..] Calendar Year after the First Commercial Sale in a Major European Market Country.

          (e) During the [..**..] Calendar Years after the First Commercial Sale in a Major Country, GSK shall conduct at least [..**..] of the activities prescribed in the mutually agreed Marketing Plan for advertising, promotion, marketing, professional education and sales efforts for the Product in the Field in each Major Country. Notwithstanding anything contained herein to the contrary, the obligations set forth in this Section 6.3(e) will continue in the [..**..] Calendar Year after the First Commercial Sale in a Major Country if GSK receives an Assumption of Responsibility Notice due to an alleged breach of its obligations under this Section 6.3(e) in the [..**..] Calendar Year after the First Commercial Sale in a Major Country.

          (f) During the [..**..] Calendar Years after the First Commercial Sale in a country included in the Major Countries or Major European Market Countries, GSK shall use Commercially Reasonable Efforts to attend and market the Product in the Field at appropriate major scientific congresses and similar meetings in the Major Countries and Major European Market Countries. Notwithstanding anything contained herein to the contrary, the obligations set forth in this
Section 6.3(f) will continue in the [..**..] Calendar Year after the First Commercial Sale in a country included in the Major Countries or Major European Market Countries if GSK receives an Assumption of Responsibility Notice due to an alleged breach of its obligations under this Section 6.3(f) in the [..**..] Calendar Year after the First Commercial Sale in a country in the Major Countries or Major European Market Countries.

     Section 6.4 Superseding Events. Notwithstanding anything contained in this
Article VI, GSK will not be deemed to have failed to use Commercially Reasonable Efforts as provided in Sections 4.4(a), 5.2(a) or 5.2(c), or failed to have complied with its obligations under

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Section 6.3, to the extent that any such failure is caused in whole or in part to any of the following: (i) any act or omission of Myogen or any of its Affiliates; (ii) a request from, or other action of, any Regulatory Authority of competent jurisdiction; (iii) a substantial change in any Applicable Law; (iv) the institution of a lawsuit by a Third Party against GSK and/or any of its Affiliates or sublicensees relating to any of the activities set forth in Sections 4.4(a), 5.2(a), 5.2(c) and/or 6.3, which lawsuit GSK (or its Affiliate or sublicensee, as applicable) has reasonably determined in good faith will have a significant adverse financial affect on GSK's business in a Major Country and/or Major European Market Country (provided that GSK is exercising good faith efforts to resolve the lawsuit, or if GSK elects not to do so, GSK exercises its termination rights pursuant to Section 11.7 with respect to the affected countries); (v) the grant of a temporary or permanent injunction or other similar action against GSK and/or any of its Affiliates or sublicensees by a court of competent jurisdiction prohibiting or restraining GSK and/or any of its Affiliates or sublicensees from conducting any of the activities set forth in Sections 4.4(a), 5.2(a), 5.2(c) or 6.3 in a Major Country and/or Major European Market Country; (vi) the inability of GSK or its Affiliates or sublicensees to Manufacture and/or have Manufactured sufficient clinical or commercial quantities of Product reasonably required by GSK or its Affiliates or sublicensees to conduct the activities set forth in Sections 4.5(a), 5.2(a) and/or 5.2(b), despite GSK or its Affiliates or Third Parties using Commercially Reasonable Efforts (including, without limitation, purchasing Product from Myogen or its suppliers on commercially reasonable terms); or (vii) a Force Majeure Event experienced by GSK and/or any of its Affiliates, sublicensees or Third party manufacturers which relates to the Development, Manufacture and/or Commercialization of Product in the Field.

     Section 6.5 Abbott Agreement. Notwithstanding anything to the contrary in this Article VI, the Parties acknowledge that pursuant to Section 4.4(a) of the Abbott Agreement, Abbott's expectation is that the Product will be commercialized in all commercially viable markets including the Major European Market Countries and Japan within [..**..] after First Commercial Sale of the Product in the Territory. Accordingly, if following such [..**..] period, Myogen receives notice from Abbott that there remain markets within the GSK Territory where the Product is not being Commercialized, which Abbott, in its reasonable estimation, believes are commercially viable, Myogen shall within two (2) Business Days provide GSK with a copy of such notice received from Abbott. Myogen, GSK and Abbott shall meet within thirty (30) calendar days of Abbott's notice to Myogen for the purpose of developing a mutually agreeable action plan for such under-served markets. If GSK disagrees with Abbott's position that commercially reasonable efforts have not been made in a particular country in a Major European Market Country or Japan, or if GSK disagrees with Abbott's position concerning whether a market that is not a Major European Market Country or Japan is commercially viable or if GSK reasonably believes that Abbott's selling of Product in a particular country in the GSK Territory will have a substantial negative impact on GSK's local, regional or global commercial efforts, then in each case Myogen will, at GSK's request, exercise Myogen's right to submit the matter to alternative dispute resolution pursuant to Sections 4.4(b) or 4.4(c), as applicable, under the Abbott Agreement at GSK's sole cost and expense. In the event that Myogen, pursuant to the request of GSK, exercises its right to submit any matter to alternative dispute resolution as set forth in this Section 6.5, Myogen will permit GSK to assume direction and control of such alternative dispute resolution proceedings at GSK's sole cost and expense. If GSK and Abbott are unable to agree on an action plan for such alleged under-served market and GSK does not

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request Myogen to submit any matter to alternative dispute resolution as provided in this Section 6.5, or if directed by the decision of an arbitrator, unless otherwise agreed by Myogen and Abbott in writing, GSK's rights under the Abbott Intellectual Property and Myogen Intellectual Property as set forth in
Section 2.1(a) to Develop and Commercialize Product in the Field will immediately terminate as to such country only, such country will be removed from the GSK Territory and included within the Myogen Territory and the provisions contained in Section 11.9(a) shall apply to such termination.

                                   ARTICLE VII

                       MANUFACTURING AND KNOW-HOW TRANSFER

     Section 7.1 Manufacture of Product.

          (a) Myogen will be solely responsible for the Manufacture of Compound and/or Product that will be Commercialized in the Myogen Territory.

          (b) GSK will be solely responsible for the Manufacture of Compound and/or Product that will be Commercialized in the GSK Territory.

          (c) Notwithstanding anything in this Section 7.1 to the contrary, Myogen will, at its sole cost and expense, in accordance with the Development Plan and as directed by the Joint Project Team, be solely responsible for conducting or arranging for the conducting of all validation plan activities with respect to the Manufacture of Compound and Product during the consecutive [..**..] period immediately after the Effective Date. Further, Myogen will, at its sole cost and expense, be solely responsible for ensuring that Product used in all Development activities described in Sections 4.2 are suitable for such use in the United States, Canada and the European Economic Area.

          (d) The Parties will work together in good faith to establish a mutually acceptable supply chain for the Manufacture of Compound and/or Product; provided, however, that neither Party will be obligated to use the same supply chain or to enter into joint contractual arrangements with one another or Third Parties relating to the Manufacture of Compound and/or Product.

          (e) Upon the reasonable request of GSK, Myogen will use Commercially Reasonable Efforts to supply to GSK or its designees such quantities of Compound and/or Product which GSK or its designee may reasonably require in order to commence setting up a supply chain for the Manufacture of Compound and/or Product and at a price [..**..].

          (f) Upon the reasonable request of GSK during the consecutive twelve
(12) month period immediately after the Effective Date, Myogen will use Commercially Reasonable Efforts to supply GSK or its designees such quantities of Compound and/or Product which GSK or its designee may reasonably require in order to Develop Product in the Field in the GSK Territory, which Compound and/or Product will be supplied by Myogen at a price that is [..**..]

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BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
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Myogen's reasonable and documented internal costs and the documented, direct fees and expenses of any Third Party, which in each case are incurred by Myogen and directly relate to Myogen's supply of Compound and/or Product.

          (g) Upon the reasonable request of either Party, the other Party will use Commercially Reasonable Efforts to provide the requesting Party or its designees such quantities of Compound and/or Product which the requesting Party or its designees may reasonably require in the event of a supply disruption due to any reason, and at a price [..**..].

          (h) Notwithstanding anything in this Section 7.1 to the contrary, Myogen acknowledges and agrees that, upon terms and conditions of a supply agreement and other ancillary agreements (including, without limitation, a quality agreement) (collectively, the "Supply Agreement") which Supply Agreement will be agreed to by the Parties in good faith and executed within sixty (60) Business Days after the Effective Date, it will Manufacture or arrange for the Manufacture of Product for use by GSK or its Affiliates in the Development of Compound and/or Product in the Field in Japan at GSK's sole cost and expense. Such Supply Agreement will include, without limitation, that Compound and/or Product will be manufactured in accordance with Japan Good Manufacturing Practices, and that such Compound and/or Product will be supplied by Myogen at a price that is [..**..] Myogen's reasonable and documented internal costs and the documented, direct fees and expenses of any Third Party, which in each case are incurred by Myogen and directly relate to Myogen's supply of Compound and/or Product.

     Section 7.2 Know-How Transfer.

          (a) As soon as reasonably practicable, but in no event more than sixty
(60) Business Days after the Effective Date or as otherwise agreed to by the Parties in writing, Myogen will disclose and supply to GSK all Abbott Know-How and Myogen Know-How existing as of the Effective Date, to the extent that it has not already been provided to GSK prior to or on the Effective Date, including, without limitation, all Know-How relating to the Manufacture of Compound drug substance.

          (b) From time to time during the Term after the initial transfer as set forth in Section 7.2(a) or as may be reasonably requested by GSK, Myogen will promptly disclose and supply GSK with any updates or additions to Abbott Know-How and Myogen Know-How.

          (c) From time to time during the Term or as may be reasonably requested by Myogen, GSK will promptly disclose and supply Myogen with the GSK Know-How and any updates or additions thereto.

          (d) From time to time during the Term or as may be reasonably requested by GSK, Myogen will, at no cost or expense to GSK (other than the reasonable, documented and direct costs and expenses of Third Parties actually incurred by Myogen, which will be paid for by GSK) and to the extent that it has a right to do so, promptly disclose and provide GSK with information or access to information (other than Myogen Know-How) that may be useful for the Development, Manufacture and/or Commercialization of Product in the Field in the Territory.

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
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          (e) Myogen will, or will cause its Third Party contract manufacturer to, at no cost or expense to GSK (other than the reasonable, documented and direct costs and expenses of Third Parties actually incurred by Myogen, which will be paid for by GSK), provide to GSK or its Affiliate or Third Party contract manufacturer, technical transfer support as reasonably requested by GSK in order for GSK to commence setting up a supply chain for the Manufacture of Compound and/or Product.

                                  ARTICLE VIII

                               RECALLS AND SAFETY

     Section 8.1 Recalls, Market Withdrawals or Corrective Actions.

          (a) If any Regulatory Authority issues or requests a recall or takes a similar action in connection with the Product in the Field in the GSK Territory, or if GSK determines that an event, incident or circumstance has occurred that may result in the need for a recall or market withdrawal of Product in the Field in the GSK Territory, GSK will, within twenty-four (24) hours, notify Myogen thereof by telephone or facsimile and use Commercially Reasonable Efforts to discuss such event, incident or circumstance with Myogen in order to jointly determine the appropriate course of action (except in the case of a recall mandated by a Regulatory Authority, in which case GSK may act without such advance notice but, will notify Myogen as soon as possible), and shall provide to Myogen copies of all relevant correspondence, notices and the like. Subject to the foregoing sentence, GSK will retain ultimate responsibility for deciding whether to conduct a recall of Product in the Field in the GSK Territory and the manner in which any such recall will be conducted. Myogen will make available to GSK, upon request, all of Myogen's pertinent records that GSK may reasonably request to assist GSK in effecting any recall. GSK will bear the expense of any such recall except to the extent such recall was caused in whole or in part by an act or omission of Myogen, in which case Myogen will provide such reasonable assistance as is requested by GSK with respect to such recall and bear the expense of any such assistance.

          (b) If any Regulatory Authority issues or requests a recall or takes a similar action in connection with the Product outside of the Field or in the Myogen Territory, or if Myogen determines that an event, incident or circumstance has occurred that may result in the need for a recall or market withdrawal of Product outside of the Field or in the Myogen Territory, Myogen will, within twenty-four (24) hours, notify GSK thereof by telephone or facsimile and use Commercially Reasonable Efforts to discuss such event, incident or ciurcumstance with GSK in order to jointly determine the appropriate course of action (except in the case of a recall mandated by a Regulatory Authority, in which case Myogen may act without such advance notice but, will notify GSK as soon as possible), and shall provide to GSK copies of all relevant correspondence, notices and the like. Subject to the foregoing sentence, Myogen will retain ultimate responsibility for deciding whether to conduct a recall of Product outside of the Field or in the Myogen Territory, and the manner in which any such recall will be conducted. GSK will make available to Myogen, upon request, all of GSK's pertinent records that Myogen

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

may reasonably request to assist Myogen in effecting any recall. Myogen will bear the expense of any such recall unless such recall was caused in whole or in part by an act or omission of GSK, in which case GSK will provide such reasonable assistance as is requested by Myogen with respect to such recall and bear the expense of any such assistance.

     Section 8.2 Pharmacovigilance. The procedures for sharing and reporting of Adverse Events and Serious Adverse Events encountered by each Party relating to or associated in any way with the Development, Manufacture and/or Commercialization of Compound and Product whether in or outside of the Field in the Territory, which procedures will be no less stringent that those set forth in the applicable guidelines of the ICH and will be sufficient to allow each Party to satisfy both expedited and periodic regulatory reporting requirements, will be as set forth in a Safety Data Exchange Agreement to be finalized and exchanged by the Parties after the Effective Date as determined by the Joint Project Team. For the purposes of this Agreement, the terms "Adverse Event" and "Serious Adverse Event" will have the meanings ascribed to them in the Safety Data Exchange Agreement.

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   ARTICLE IX

                                  CONSIDERATION

     Section 9.1 Milestones.

          (a) Milestone Payments. In consideration for the licenses and sublicenses granted to GSK by Myogen in this Agreement, GSK will make the following milestone payments (the "Milestone Payments") to Myogen in the incremental amounts and in the manner specified below, which Milestone Payments will not exceed an aggregate of One Hundred Million U.S. Dollars (U.S. $100,000,000.00), upon achieving the milestones events specified below (collectively, the "Milestones"):

Milestones                                     Milestone Payments
----------                                     ------------------
(i)    Effective Date                          U.S. $20,000,000

(ii)   Delivery of ARIES-1 Data                [..**..]

(iii)  Delivery of a Patient Safety Database
       Pertaining to the ARIES 3 Study         [..**..]

(iv)   EMEA Review of File                     [..**..]

(v)    European Commission Approval            [..**..]

(vi)   Net Sales Equal to U.S. [..**..]        [..**..]

(vii)  Net Sales Equal to U.S. [..**..]        [..**..]

(viii) JNDA Filing with MHLW                   [..**..]

(ix)   MHLW Approval of JNDA                   [..**..]

(x)    Canadian Reimbursement Approval         [..**..]

(xi)   European Commission Approval of
       [..**..] Additional Indication
       or Presentation                         [..**..]

(xii)  European Commission Approval of
       [..**..] Additional Indication
       or Presentation                         [..**..]

          (b) Milestone Payment Definitions

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

               (i) The phrase "Delivery of ARIES-1 Study Data", as used in
Section 9.1(a)(ii), means the date on which Myogen reports top-line efficacy results for the primary endpoint with one or more doses of the Product in the ARIES-1 clinical trial.

               (ii) The phrase "Delivery of a Patient Safety Database Pertaining to the ARIES 3 Study", as used in Section 9.1(a)(iii), means the date on which Myogen delivers to GSK a patient safety database containing safety data agreed upon by the Parties as set forth in the Development Plan [..**..], which data will include, without limitation, [..**..], and will be derived from a subset of patients enrolled in the Long Term Expanded Safety Study (ARIES 3). The term "principal intended indicated population" as used herein means the World Health Organization (WHO) Group 1 patients per the clinical classification of pulmonary hypertension (Venice 2003).

               (iii) The phrase "EMEA Review of File", as used in Section 9.1(a)(iv), means the date on which GSK first receives written notice from the EMEA of acceptance for substantive review of a MAA filed by or on behalf of GSK for the purpose of obtaining Regulatory Approval to Commercialize Product in the Field in the European Economic Area.

               (iv) The phrase "European Commission Approval", as used in
Section 9.1(a)(v), means the earlier of (A) [..**..] months following the date on which GSK receives written notice from the European Commission that it has approved the MAA filed by or on behalf of GSK to Commercialize Product in the Field in the European Economic Area with an indication statement similar in all material respects to the indication statement set forth on Exhibit F, or (B) the date by which GSK has received written notice of pricing and reimbursement approval which is commercially acceptable to GSK, from the appropriate Regulatory Authorities in [..**..] of the Major European Market Countries.

               (v) The phrase "Net Sales Equal to [..**..]", as used in Section 9.1(a)(vi), means the first time Net Sales reach [..**..] U.S. Dollars [..**..] in the aggregate over a [..**..] period during the Term.

               (vi) The phrase "Net Sales Equal to [..**..]", as used in Section 9.1(a)(vii), means the first time Net Sales reach [..**..] U.S. Dollars [..**..] in the aggregate over a [..**..] period during the Term.

               (vii) The phrase "JNDA Filing with MHLW", as used in Section 9.1(a)(viii), means the date on which a JNDA that is filed by or on behalf of GSK, its Affiliates or Sublicensees with the MHLW for the purpose of obtaining Regulatory Approval to Commercialize Product in the Field in Japan is first validated for review by the MHLW.

               (viii) The phrase "MHLW Approval of JNDA", as used in Section 9.1(a)(ix), means the date on which GSK has received (A) written notice from the MHLW that it has approved the JNDA filed by or on behalf of GSK to Commercialize Product in the Field in Japan and (B) written notice of pricing and reimbursement approval which is reasonably commercially acceptable to GSK, from the appropriate Regulatory Authority in Japan.

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

               (ix) The phrase "Canadian Reimbursement Approval", as used in
Section 9.1(a)(x) means the earlier of (A) the date on which GSK has received a positive Common Drug Review recommendation with respect to the Product (reasonably in line with then current reimbursement for similar treatments) and Canadian provincial government formulary coverage in Quebec and Ontario; or (B) the date on which GSK has received a positive Common Drug Review recommendation with respect to the Product (reasonably in line with then current reimbursement for similar treatments) and Canadian provincial government formulary coverage in [..**..] of the following [..**..] provinces: [..**..].

               (x) The phrase "European Commission Approval of [..**..] Additional Indication or Presentation", as used in Section 9.1(a)(xi), means the date on which GSK has received written notice from the European Commission that it has approved [..**..] Presentation of a Product or [..**..] additional indication, in each case, in the Field in the European Economic Area, which approval was supported by data generated from a New Development Activity.

               (xi) The phrase "European Commission Approval of [..**..] Indication or Presentation", as used in Section 9.1(a)(xii), means the date on which GSK has received written notice from the European Commission that it has approved [..**..] Presentation of a Product or [..**..] additional indication, in each case, in the Field in the European Economic Area, which approval was supported by data generated from a New Development Activity, and excluding any Presentation or indication for which a Milestone Payment was previously made under subsection (a)(xii) above.

          (c) Milestone Payment Provisions

               (i) Each Milestone Payment will be made only one time and only for the first time that the corresponding Milestone is achieved, regardless of how many times such Milestone is achieved, and no Milestone Payments will be owed for a Milestone which is not reached.

               (ii) Subject to Sections 9.4 and 11.9(b)(ii)(B), GSK will remit payment to Myogen of each Milestone Payment within thirty (30) Business Days following GSK's receipt of an invoice from Myogen sent after the date on which such Milestone is achieved, provided that GSK will remit payment to Myogen for the initial milestone set forth in Section 9.1(a)(i) within five (5) Business Days following GSK's receipt of an invoice from Myogen sent on or after the Effective Date.

               (iii) All Milestone Payments will be non-refundable and non-creditable.

               (iv) All Milestone Payments will be subject to the payment terms set forth in Section 9.3(c).

     Section 9.2 Royalties.

          (a) Initial Royalty.

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

               (i) Amount. In further consideration for the licenses granted to GSK by Myogen in this Agreement, including licenses to the Abbott Patent Rights, Myogen Patent Rights, Abbott Know-How, Myogen Know-How and Myogen Trademarks, and subject to Sections 9.2(a)(ii), 9.2(c), 9.2(d), 9.3, and 9.4, and 11.9(b)(ii)(B) GSK will pay to Myogen a percentage of Net Sales in each Calendar Year (the "Initial Royalty") as follows:

 AGGREGATE NET SALES     INCREMENTAL ROYALTY RATE ON
IN THE GSK TERRITORY    AGGREGATE NET SALES IN THE GSK
 IN A CALENDAR YEAR      TERRITORY IN A CALENDAR YEAR
--------------------   -------------------------------
[..**..] to [..**..]               [..**..]

[..**..] to [..**..]               [..**..]

[..**..] to [..**..]               [..**..]

[..**..]                           [..**..]

For the avoidance of doubt, the Initial Royalty rate is calculated incrementally on the applicable Net Sales tier, as set forth in the example in Section 9.2(a)(iv) below.

               (ii) Commencement and Expiration.

                    (A) Subject to Section 9.2(a)(ii)(B), GSK's obligation to pay the Initial Royalty on aggregate Net Sales in the GSK Territory in a Calendar Year as provided in Section 9.2(a)(i) will commence upon the First Commercial Sale in the GSK Territory and expire on a country-by-country basis on the earlier of (a) the date on which the aggregate of Generic Equivalents sold in such country achieve a prescription market share equal to [..**..] or greater in the aggregate of the total prescriptions for Product plus its Generic Equivalent(s) (assessed on a moving annual basis using reference data published by IMS Health or another industry-accepted source), or (b) the date that is on the [..**..] anniversary of the First Commercial Sale in such country in the GSK Territory.

                    (B) Solely in the event that Section 9.2(a)(ii)(A) is deemed to violate Applicable Law in any country in the GSK Territory, then GSK's obligation to pay the Initial Royalty on aggregate Net Sales in such country in a Calendar Year as provided in Section 9.2(a)(i) will continue until the earlier of (a) such time as the making, use, importation, exportation, marketing, offering for sale or sale of a Compound and/or Product in such country is no longer covered by a Valid Claim, (b) the date on which the aggregate of Generic Equivalents sold in such country achieve a prescription market share equal to [..**..] or greater in the aggregate of the total prescriptions for Product plus its Generic Equivalent(s) (assessed on a moving annual basis using reference data published by IMS Health or another industry-accepted source), or (c) the date that is on the [..**..] anniversary of the First Commercial Sale in such country in the GSK Territory. For the purposes of this Section 9.2(a)(ii)(B), the term "Valid Claim" means a claim of an unexpired patent within the Abbott Patent Rights or Myogen Patent Rights that has not been withdrawn, canceled or disclaimed nor held to be invalid or

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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

unenforceable by a court or government agency of competent jurisdiction in an unappealed or unappealable decision. Valid Claim shall also include a claim of a patent within the Abbott Patent Rights or Myogen Patent Rights covering a Compound or Product that is the subject of (x) any patent term extensions including any Supplemental Protection Certificates or any equivalent thereof; and (y) any exclusivity periods afforded by any Regulatory Authority.

               (iii) Royalty to Abbott. For the avoidance of doubt, the Parties acknowledge and agree that the Initial Royalty payable by GSK to Myogen on Net Sales as provided in this Section 9.2(a) are inclusive of any royalties or consideration of any kind owed by Myogen to Abbott under the Abbott Agreement on sales of Product in the GSK Territory, and that GSK will not owe any additional consideration to Myogen and/or Abbott on Net Sales in any country in the GSK Territory in any period during the Term in which GSK is paying the Initial Royalty.

               (iv) Royalty Calculation Example. For the purposes of example only with respect to the Initial Royalty calculation set forth in Section 9.2(a)(i), if aggregate Net Sales in the GSK Territory for a Calendar Year are equal to [..**..] U.S. Dollars [..**..], then the Initial Royalty owed by GSK for such Calendar Year would be a total of [..**..] U.S. Dollars [..**..], determined as follows:

 AGGREGATE NET SALES         INCREMENTAL ROYALTY RATE
IN THE GSK TERRITORY          ON AGGREGATE NET SALES
 IN A CALENDAR YEAR           AND THE ROYALTY AMOUNT
--------------------   ------------------------------------
[..**..] to [..**..]   [..**..], which would equal [..**..]

[..**..] to [..**..]   [..**..], which would equal [..**..]

[..**..] to [..**..]   [..**..], which would equal [..**..]

          (b) Reduced Royalty.

               (i) Amount. In further consideration for the licenses granted to GSK by Myogen in this Agreement, including licenses to the Myogen Know-How and Myogen Trademark, and subject to Sections 9.2(b)(ii), 9.2(d), 9.3 and 9.4, GSK will pay to Myogen a percentage of Net Sales in each Calendar Year (the "Reduced Royalty") as follows:

                       INCREMENTAL REDUCED ROYALTY RATE
 AGGREGATE NET SALES     ON AGGREGATE NET SALES IN THE
IN THE GSK TERRITORY   GSK TERRITORY IN A CALENDAR YEAR
--------------------   --------------------------------
[..**..] to [..**..]               [..**..]

[..**..] to [..**..]               [..**..]

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[..**..]                           [..**..]

GSK acknowledges and agrees that if there has not been a reduction in Myogen's royalty obligation under the Abbott Agreement pursuant to Section 5.4(b) of the Abbott Agreement, then notwithstanding the foregoing, GSK will in no event pay to Myogen less than the royalties owed by Myogen under the Abbott Agreement on Net Sales.

               (ii) Commencement and Expiration. GSK's obligation to pay the Reduced Royalty on aggregate Net Sales in a Calendar Year as provided in Section 9.2(b)(i) will commence on a country-by-country basis upon expiration of GSK's obligation to pay the Initial Royalty as provided in Section 9.2(a)(ii) and will continue for the duration of the period during which royalties are owed by Myogen to Abbott under the Abbott Agreement.

               (iii) Royalty to Abbott. For the avoidance of doubt, the Parties acknowledge and agree that the Reduced Royalty payable by GSK to Myogen on Net Sales as provided in this Section 9.2(b) are inclusive of any royalties or consideration of any kind owed by Myogen to Abbott under the Abbott Agreement based on sales of Product in the GSK Territory, and that GSK will not owe any additional consideration to Myogen and/or Abbott on Net Sales in any country in the GSK Territory in any period during the Term in which GSK is paying the Reduced Royalty.

          (c) Third Party Royalties. The Parties acknowledge that, during the Term, one (1) or more royalty-bearing licenses may be required from one (1) or more Third Parties in order for GSK and its Affiliates to make, have made, use, sell, offer for sale and import Compound and Product in the Field in the Territory without infringing the intellectual property rights of one or more patent rights of such Third Parties in the Territory. In such an event, GSK will have the right but not the obligation, and only after prior consultation with Myogen, to use Commercially Reasonable Efforts to obtain and maintain such Third Party licenses. If, as a result of GSK obtaining and maintaining such Third Party licenses, it is necessary for GSK to make royalty payments and/or license fee payments to such Third Party (collectively, the "Third Party Payments") in order for GSK to practice the rights granted in Section 2.1 without infringing such Third Party's rights, GSK will be entitled to offset [..**..] of all such Third Party Payments against any Royalties owed to Myogen pursuant to Section 9.2(a) during the Term; provided, however, that in no event shall such deduction operate to reduce the Royalties due to Myogen under Section 9.2(a) in any Calendar Quarter to less than [..**..] of the Royalties that would otherwise be payable hereunder in respect of such Net Sales, but for this Section 9.2(c) or [..**..] that owed by Myogen on Net Sales under the Abbott Agreement.

          (d) Compulsory Licenses and Compulsory Competition. If any Regulatory Authority in any country within the GSK Territory grants or compels Myogen to grant a compulsory license under the Myogen Intellectual Property and/or Abbott Intellectual Property to a Third Party to sell Product in such country in the GSK Territory at a royalty rate that is lower than the Initial Royalty or the Reduced Royalty, as applicable, in the relevant country, then the Initial Royalty or Reduced Royalty, as applicable, in the relevant country, will be adjusted to [..**..] royalty rate granted to such Third Party, for so long as such Third Party is selling such Product in the Field in such country in the GSK Territory under the compulsory license.

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

     Section 9.3 Payment Terms.

          (a) Quarterly Payments of Royalties. Within [..**..] after the last day of each Calendar Quarter, GSK will pay to Myogen all Royalties due and payable on Net Sales in the immediately preceding Calendar Quarter, or portion thereof if applicable, in accordance with Section 9.2(a) or (b).

          (b) Annual Reconciliation of Royalties. Within [..**..] after the last day of each Calendar Year during the Term, or portion thereof if applicable, GSK will calculate the Royalties due to Myogen pursuant to Section 9.2(a) or (b) for such Calendar Year. In the event the total Royalties due pursuant to Section 9.2(a) or (b) in any Calendar Year is greater than the total Royalties that GSK has paid under Section 9.2(a) or (b) in such Calendar Year, the difference will be paid by GSK to Myogen within [..**..] after the last day of such Calendar Year, or portion thereof if applicable. In the event the total Royalties due pursuant to Section 9.2(a) or (b) in any Calendar Year is less than the total Royalties that GSK has paid in such Calendar Year under Section 9.2(a) or (b), the difference will be paid by Myogen to GSK within [..**..] after the last day of such Calendar Year, or portion thereof if applicable.

          (c) Manner of Payment. All payments made under this Agreement will be made in U.S. dollars. All payments will be made by wire transfer in immediately available funds to one or more bank accounts to be designated in writing by Myogen. Net Sales will be calculated in accordance with the International Financial Reporting Standards consistently applied. Net Sales in currencies other than U.S. dollars will be converted into U.S. dollars using the applicable average exchange rates as calculated and utilized by GSK's group reporting system and published accounts. The current method uses spot exchange rates sourced from Reuters/Bloomberg, consistently applied, and if changed, GSK will notify Myogen of the revised method in advance of it being applied; provided, however, that any revisions to such method which materially and adversely affects the calculation of the payments due to Myogen under this Agreement must be consented to by Myogen in advance of the revised method being applied, which consent will not be unreasonably withheld or delayed. In the event that any uncontested payment due under this Agreement is not made when due, the payment will accrue interest from the date due at an interest rate per annum equal to [..**..]. The payment of such interest will not limit a Party from exercising any other rights it may have as a consequence of the lateness of any payment.

          (d) Records and Reports. Any and all Royalty payments made by GSK to Myogen pursuant to this Agreement will be accompanied by a written statement setting forth the calculation of Net Sales and Royalties due on a country-by-country basis, and, if applicable, the calculation of the average exchange rate utilized by GSK to convert a local currency payment to U.S. dollars and the calculation of Royalties due on such sales. In addition, within [..**..] after the end of each [..**..], GSK shall provide to Myogen via email or facsimile a detailed, unaudited report of Net Sales recorded in such [..**..]. GSK will maintain, and will require its Affiliates, and Sublicensees (but excluding those Distributors who have distribution agreements with GSK as of the Effective Date), to maintain complete and accurate records sufficient to enable accurate calculation of Royalties due by GSK to Myogen hereunder, for a period of a

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

least [..**..] after the date of the royalty payment to which they pertain.

          (e) Audit Rights. GSK will permit an independent public accountant designated by Myogen and reasonably acceptable to GSK (the "Auditor"), to have access, no more than once in each Calendar Year, during regular business hours and upon at least thirty (30) calendar days' prior written notice, to GSK's records and books, and GSK's Affiliates' and Sublicensees' records and books, to the extent necessary to determine the accuracy of GSK's Net Sales reported, and Royalty payments made, by GSK to Myogen pursuant to this Section 9.3 within the [..**..] period immediately preceding such an audit. If such examination by the Auditor results in a determination that GSK's Net Sales or Royalty payments owed to Myogen by GSK have been understated, unpaid amounts due will be paid by GSK to Myogen promptly. If such examination results in a determination that GSK's Net Sales or Royalty payments owed to Myogen by GSK have been overstated, overpaid amounts due will be re-paid by Myogen to GSK promptly. The fees and expenses of such Auditor will be paid by Myogen unless GSK's Net Sales have been understated, or that payments owed to Myogen by GSK have been underpaid, by more than [..**..] for the period examined, in which case GSK will pay all reasonable costs and expenses of the Auditor incurred by Myogen in the course of making such determination. The Auditor will report to Myogen only its conclusions as to whether GSK is in compliance with its Royalty obligations and the amount of any underpayment or overpayment, and such report and the conclusions contained therein will constitute GSK Confidential Information. In addition to the foregoing, if Myogen's auditors, as part of an audit of Myogen, require an understanding and review of GSK's accounting controls and processes, GSK will use Commercially Reasonable Efforts to assist such auditors with such required review.

     Section 9.4 Taxes. To the extent a statutory tax withholding obligation is imposed by a governmental authority upon any payment made by GSK to Myogen under this Agreement, including, without limitation Milestone Payments and Royalties, GSK will be entitled to withhold from such payment the amount, if any, of any tax assessed against Myogen, provided that such tax is only for the account of Myogen. GSK will pay the amount of such tax to the proper taxing authority and will provide evidence of the payment of such tax to Myogen within thirty (30) days of payment, provided that such evidence is routinely provided to GSK by the relevant taxing authority and that Myogen completes the Inland Revenue Form US/Company 2002 prior to receipt of any payment from GSK as provided under this Agreement. At Myogen's reasonable request and subject to Myogen reimbursing any costs and expenses of GSK related thereto, GSK will reasonably assist Myogen in any effort to claim any exemption from such deductions or withholdings under any double taxation or similar agreement or treaty from time to time in force, and in minimizing the amount required to be so withheld or deducted.

                                    ARTICLE X

                        PATENT PROSECUTION AND LITIGATION

     Section 10.1 Responsibility for Myogen Patent Rights.

          (a) Myogen will continue to have responsibility for and control over, and will

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

use its commercially reasonable efforts with regard to the Patent Prosecution of the Myogen Patent Rights. Myogen will bear all the costs and expenses associated with its Patent Prosecution of the Myogen Patent Rights in the Territory. Myogen will provide GSK with a report every Calendar Quarter during the Term summarizing the patent filings, prosecutions or other proceedings in the GSK Territory, and will provide GSK with copies of substantive and material communications, search reports and Third Party observations submitted to or received from patent offices throughout the GSK Territory. Notwithstanding the foregoing, GSK will have the right to review all pending patent applications included within the Myogen Patent Rights in the GSK Territory, significant filings and other significant proceedings which relate, directly or indirectly, to GSK's Development, Manufacture and/or Commercialization of Product in the Field in the GSK Territory, and make recommendations to Myogen concerning them and their conduct, which recommendations Myogen will consider in good faith. GSK will provide any such patent consultation to Myogen at no cost to Myogen.

          (b) Should Myogen elect to abandon any Patent Right in the GSK Territory contained in the Myogen Patent Rights (the "Abandoned Myogen Patent Rights"), it will (i) provide GSK with written notice as soon as reasonably possible after making such election but in any event no later than sixty (60) calendar days after making such election but in any event before a possible loss of rights, and GSK will have the right to conduct Patent Prosecution of the Abandoned Myogen Patent Rights in its sole discretion, at its sole expense and in GSK's name, Myogen's name or the name of both GSK and Myogen, as determined by GSK in its sole discretion.

     Section 10.2 Ownership of Inventions. Myogen will have and retain sole and exclusive title to all inventions, discoveries and know-how which are invented solely by its employees, agents or other Persons acting under its authority in the course of or as a result of this Agreement ("Myogen Inventions"). GSK will have and retain sole and exclusive title to any and all inventions, discoveries and know-how which are invented solely by its employees, agents or other Persons acting under its authority in the course of or as a result of this Agreement ("GSK Inventions"). The Parties shall jointly own all such inventions, discoveries and know-how which are invented jointly by employees, agents, or other Persons acting under the authority of both Parties in the course of or as a result of this Agreement ("Joint Inventions"). Inventorship will be determined in accordance with United States patent law at the time the inventor made the invention. Except as otherwise expressly provided in this Agreement, including with respect to the rights and licenses granted or retained hereunder, and the royalty obligations set forth in this Agreement, each joint owner may make, use, sell, keep, license, assign, or mortgage such Joint Invention, and otherwise undertake all activities a sole owner might undertake with respect to such Joint Inventions without the consent of and without accounting to the other joint owner. GSK shall not assert against Myogen or its Affiliates any Patent Rights relating to any GSK Inventions.

     Section 10.3 Patent Filings.

          (a) Myogen will have the first right, but not the obligation, to conduct Patent Prosecution of Patent Rights on Myogen Inventions, at its own expense. Should Myogen elect not to conduct Patent Prosecution with respect to any Patent Rights on a Myogen Invention (but

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EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF
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only to the extent such Patent Rights relate to Compound and/or Product), it will (i) provide GSK with written notice as soon as reasonably possible after making such election but in any event no later than sixty (60) calendar days before a possible loss of such Patent Rights, (ii) give GSK the right, at GSK's discretion and sole expense, to conduct Patent Prosecution of such Patent Rights in Myogen's name, and (iii) offer reasonable assistance in connection with such preparation and filing at no cost to GSK except for reimbursement of reasonable out-of-pocket expenses incurred by Myogen in rendering such assistance.

          (b) GSK will have the first right, but not the obligation, to conduct Patent Prosecution of Patent Rights on GSK Inventions, at its sole expense. Should GSK elect not to conduct Patent Prosecution with respect to any Patent Rights on a GSK Invention (but only to the extent such Patent Rights relate to Compound and/or Product) it will (i) provide Myogen with written notice as soon as reasonably possible after making such election but in any event no later than sixty (60) calendar days before a possible loss of such Patent Rights, (ii) give Myogen the right, at Myogen's discretion and sole expense, to conduct Patent Prosecution of such Patent Rights in GSK's name, and (iii) offer reasonable assistance in connection with such preparation and filing at no cost to Myogen except for reimbursement of reasonable out-of-pocket expenses incurred by GSK in rendering such assistance.

          (c) GSK will have the first right, but not the obligation, to conduct Patent Prosecution of Patent Rights in the GSK Territory on Joint Inventions, in the names of both GSK and Myogen. Should GSK elect not to conduct Patent Prosecution with respect to any Patent Rights in the GSK Territory on a Joint Invention it will (i) provide Myogen with written notice as soon as reasonably possible after making such election but in any event no later than sixty (60) calendar days before a possible loss of rights, (ii) give Myogen the right, at Myogen's discretion and sole expense, to continue to conduct Patent Prosecution of such Patent Rights in the GSK Territory in both Myogen's and GSK's name, and
(iii) offer reasonable assistance in connection with such preparation and filing at no cost to Myogen except for reimbursement of reasonable out-of-pocket expenses incurred by GSK in rendering such assistance. Myogen, at its discretion and cost, will prosecute such application(s) and maintain any Patent Rights derived therefrom in both GSK's and Myogen's name. Myogen will have the first right, but not the obligation, to conduct Patent Prosecution of Patent Rights in the Myogen Territory on Joint Inventions, in the names of both GSK and Myogen. Should Myogen elect not to conduct Patent Prosecution with respect to any Patent Rights in the Myogen Territory on a Joint Invention it will (i) provide GSK with written notice as soon as reasonably possible after making such election but in any event no later than sixty (60) calendar days before a possible loss of rights, (ii) give GSK the right, at GSK's discretion and sole expense, to continue to conduct Patent Prosecution of such Patent Rights in the Myogen Territory in both Myogen's and GSK's name, and (iii) offer reasonable assistance in connection with such preparation and filing at no cost to GSK except for reimbursement of reasonable out-of-pocket expenses incurred by Myogen in rendering such assistance. GSK, at its discretion and cost, will prosecute such application(s) and maintain any Patent Rights derived therefrom in both GSK's and Myogen's name.

          (d) The Parties agree to cooperate in the Patent Prosecution of all Patent Rights filed under this Section 10.3, including obtaining and executing necessary powers of attorney and assignments by the named inventors, providing relevant technical reports to the

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Party conducting the Patent Prosecution concerning the invention disclosed in such patent application, obtaining execution of such other documents which will be needed in the filing and prosecution of such patent applications, seeking patent protection in the major commercial markets of the other Party's portion of the Territory similar to the patent protection it seeks in its own portion of the Territory, and, as requested, updating each other regarding the status of such patent applications.

     Section 10.4 Infringement of a Myogen Patent Right.

          (a) In the event that either Party becomes aware of actual or threatened infringement of a Patent Right included within the Myogen Patent Rights anywhere in the GSK Territory by a Third Party, that Party will promptly notify the other Party in writing. GSK will have the first right, but not the obligation, to bring, at its own expense, an infringement action against any Third Party. If GSK does not commence a particular infringement action within ninety (90) calendar days of receipt of the notice of infringement, then Myogen, after notifying GSK in writing, will be entitled but will have no obligation to bring such infringement action at its own expense. The Party conducting such action will have full control over its conduct, including settlement thereof subject to Section 10.5. In any event, GSK and Myogen will provide reasonable assistance to one another and will reasonably cooperate in any such litigation at the other's request [..**..] to the requesting Party.

          (b) In the event that either Party becomes aware of actual or threatened infringement of a Patent Right included within the Myogen Patent Rights anywhere in the Myogen Territory by a Third Party, that Party will promptly notify the other Party in writing. Myogen will have the right, but not the obligation, to bring, at its own expense, an infringement action against any such Third Party. Myogen will have full control over its conduct, including settlement thereof subject to Section 10.4(d).

          (c) Myogen and GSK will recover their respective actual and reasonable out-of-pocket expenses associated with any litigation or settlement thereof from any recovery made by any Party. In the event GSK was the Party to commence an infringement action pursuant to Section 10.4(a), then any excess amount attributable to compensatory and punitive damages for infringement of any Patent Right included within Myogen Patent Rights will be shared between Myogen and GSK, provided that Myogen's share of any excess amount attributable to compensatory and punitive damages for sales of the product that was the subject of the litigation will be limited to the amount of Royalties that Myogen would have been entitled to receive had those been sales of Product in the Field in the GSK Territory made by GSK, or its Affiliates or Sublicensees as provided in this Agreement. In the event Myogen was the Party to commence an infringement action pursuant to Section 10.4(b), then any excess amount attributable to infringement of any Patent Rights included within the Myogen Patents will be retained solely by Myogen.

          (d) The Parties will keep one another informed of the status of and of their respective activities regarding any litigation or settlement thereof concerning the Myogen Patent Rights, provided however that no settlement or consent judgment or other voluntary final disposition of any suit or action pursuant to this Section 10.4 may be entered into without the

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BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF
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consent of the other Party if such settlement would subject the other Party to an injunction or if such settlement or judgment would materially diminish or limit or otherwise materially and adversely affect the rights, activities or financial interests of the other Party.

          (e) Each Party shall retain the right to be represented by counsel [..**..] in any suit or other action instituted by the other pursuant to this
Section 10.4.

     Section 10.5 Infringement of an Abbott Patent Right.

          (a) In the event that either Party becomes aware of actual or threatened infringement of a Patent Right included within the Abbott Patent Rights anywhere in the GSK Territory by a Third Party, that Party will promptly notify the other Party in writing.

          (b) In accordance with section 9.2 of the Abbott Agreement, Abbott will have the first right, but not the obligation, to bring, at its own expense, an infringement action against any Third Party in the GSK Territory. Allocation of any proceeds received pursuant to such action shall be determined in accordance with section 9.2 of the Abbott Agreement. If GSK was represented by counsel in such action, then any amounts received by Myogen in excess of reimbursement for Myogen's costs shall be divided equally between Myogen and GSK. If Abbott elects pursuant to section 9.2(a)(iii) of the Abbott Agreement to delegate such right to bring an infringement action to Myogen, then Myogen shall have the right to institute and prosecute an action or proceeding to abate such infringement and to resolve such matter by settlement or otherwise. If Abbott elects to so delegate, then Myogen, at GSK's request and subject to Abbott's consent, shall delegate to GSK the first right to bring, at its own expense, an infringement action against any Third Party in the GSK Territory. The Party conducting such action will have full control over its conduct, including settlement thereof subject to Section 10.5(e). In any event, GSK and Myogen will provide reasonable assistance to one another and will reasonably cooperate in any such litigation at the other's request [..**..] to the requesting Party.

          (c) In the event that either Party becomes aware of actual or threatened infringement of a Patent Right included within the Abbott Patent Rights anywhere in the Myogen Territory by a Third Party, that Party will promptly notify the other Party in writing. As between Myogen and GSK, Myogen will have the right, but not the obligation, to bring, at its own expense, an infringement action against any such Third Party. As between Myogen and GSK, Myogen will have full control over its conduct, including settlement thereof subject to Section 10.5 (e).

          (d) With respect to any infringement action commenced in the GSK Territory by Myogen or GSK pursuant to this Article X, each Party, and Abbott if Abbott joined such action as a party plaintiff, will recover their respective actual and reasonable out-of-pocket expenses associated with any litigation or settlement thereof from any recovery made by any Party. In the event GSK was the Party to commence an infringement action pursuant to Section 10.5(b), then any excess amount attributable to compensatory and punitive damages for infringement of any Patent Right included within Abbott Patent Rights will be shared between Myogen and GSK. In the event Myogen was the Party to commence an infringement action

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pursuant to Section 10.5(b), then, as between Myogen and GSK, any excess amount attributable to infringement of any Patent Rights included within the Abbott Patents will be retained solely by Myogen.

          (e) With respect to any infringement suit or action commenced by Myogen or GSK pursuant to this Article X, the Parties will keep one another informed of the status of and of their respective activities regarding any litigation or settlement thereof concerning the Abbott Patent Rights, provided however that no settlement or consent judgment or other voluntary final disposition of any such suit or action may be entered into without the consent of the other Party if such settlement would subject the other Party to an injunction or if such settlement or judgment would materially diminish or limit or otherwise materially and adversely affect the rights, activities or financial interests of the other Party.

     Section 10.6 Responsibility for Abbott Patent Rights.

          (a) In accordance with section 11.2 of the Abbott Agreement, Abbott shall be solely responsible for preparation, filing, prosecution and maintenance of the Abbott Patent Rights in the GSK Territory. Subject to Abbott's consent, Myogen shall provide GSK with copies of substantive and material communications, search reports and Third Party observations submitted to or received from patent offices throughout the GSK Territory. Myogen shall provide to Abbott any GSK recommendations made available to Myogen concerning such communications, reports and observations. GSK will provide any such patent consultation to Myogen at no cost to Myogen.

          (b) In accordance with section 11.2 of the Abbott Agreement, should Myogen assume any duties set forth in Section 10.6 (a), then: (i) Myogen, in consultation with GSK, shall have responsibility for and control over, and will use its commercially reasonable efforts with regard to the Patent Prosecution of such Abbott Patent Rights; (ii) subject to Abbott's consent, Myogen will provide GSK with copies of substantive and material communications, search reports and Third Party observations submitted to or received from patent offices throughout the GSK Territory; and (iii) GSK will have the right to review all pending patent applications included within the Abbott Patent Rights in the GSK Territory, significant filings and other significant proceedings which relate, directly or indirectly, to GSK's Development, Manufacture and/or Commercialization of Product in the Field in the GSK Territory, and make recommendations to Myogen concerning them and their conduct, which recommendations Myogen will reasonably accept, provided that such recommendations, in Myogen's good faith determination, do not adversely affect the Abbott Patent Rights inside or outside the Territory. Myogen will bear all the costs and expenses associated with its Patent Prosecution of the Abbott Patent Rights in the GSK Territory pursuant to this Section 10.6(b). GSK will provide any such patent consultation to Myogen at no cost to Myogen.

          (c) Should Myogen elect to abandon any Patent Right contained in the Abbott Patent Rights for which it has assumed responsibility for under Section 10.6(b) (the "Abandoned Abbott Patent Rights"), it will (i) provide GSK with written notice as soon as reasonably possible after making such election but in any event no later than sixty (60) calendar days after making such election but in any event before a possible loss of rights, and, subject to Abbott's consent,

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GSK will have the right to conduct Patent Prosecution of the Abandoned Abbott
Patent Rights in its sole discretion, at its sole expense and in GSK's name, Myogen's name or the name of both GSK and Myogen, as determined by GSK in its sole discretion.

     Section 10.7 Third Party Action Against GSK. In the event of the institution of any suit by a Third Party against GSK or GSK's Affiliates, sublicensees for patent infringement involving the Product, GSK will promptly notify Myogen in writing. Except as otherwise provided for under this Agreement, GSK will have the first right, but not the obligation, to defend such suit at its own expense; provided that Myogen will have the right, at its sole discretion, to participate in any such suit and to be represented by counsel of its own choice at its own expense. Myogen will provide reasonable assistance to GSK and reasonably cooperate in any such litigation at GSK's request without expense to Myogen. Any and all settlements that restrict the scope or enforceability of the Myogen Intellectual Property or the Development or Commercialization of the Product in the Field in the Myogen Territory or the Product in any other field in the Territory must be approved by Myogen, in its sole and absolute discretion, before execution by GSK. Myogen shall not be required to approve any settlement that does not include as a condition thereof the granting to Myogen of a full and unconditional release of claims.

                                   ARTICLE XI

                              TERM AND TERMINATION

     Section 11.1 Term. The term of this Agreement (the "Term") will commence on the Effective Date and, unless sooner terminated as provided in Sections 11.2, 11.3, 11.4, 11.5, 11.6, 11.7 and 11.8, will expire on a country-by-country basis on the date of the expiration of GSK's obligation to pay Royalties in such country, as provided in Section 9.2. Upon the expiration of GSK's obligation to pay Royalties in a given country in the GSK Territory (as such term is defined from time-to-time) under Section 9.2, GSK will be permitted to make, have made, use, sell, offer for sale and import Product in the Field in such country, and use the Abbott Know-How and Myogen Know-How in such country without further payments or other remuneration to Myogen.

     Section 11.2 Termination for Material Breach. Subject to the limitation set forth in Section 5.2(a)(ii), each Party will be entitled to terminate this Agreement in its entirety by written notice to the other Party in the event that the other Party is in material default or breach of any of its obligations hereunder, and fails to remedy any such default or breach within [..**..] or, in the case of failure to pay amounts due hereunder, [..**..] (respectively, the "Cure Period") after notice thereof by the non-defaulting/non-breaching Party. If such default or breach is not corrected within the applicable Cure Period, the non-defaulting/non-breaching Party will have the right to immediately terminate this Agreement by giving written notice to the Party in default or breach. Notwithstanding the foregoing, Myogen acknowledges and agrees that it will not have any right to terminate this Agreement in its entirety pursuant to this Section 11.2 in the event of any breach by GSK of Sections 5.2(a)(ii), 6.1 or 6.3.

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     Section 11.3 Termination for Safety Issues. GSK may, upon [..**..] written notice to Myogen, terminate this Agreement in its entirety if (i) the withdrawal of the Product in the Field from the market in one (1) or more countries in the GSK Territory for health or safety reasons is commenced by GSK or ordered or required by the EMEA or other Regulatory Authority, or (ii) substantially all ongoing Development of the Product is discontinued in the GSK Territory or ordered or required to be terminated by the EMEA or other Regulatory Authority for health or safety reasons.

     Section 11.4 By Mutual Consent. The Parties may terminate this Agreement with respect to any country in the GSK Territory or in its entirety at any time and for any reason during the Term upon their mutual written agreement.

     Section 11.5 Bankruptcy. Either Party may terminate this Agreement in its entirety at any time during the Term by giving written notice to the other Party if the other Party files in any court or agency pursuant to any statute or regulation of any state or country, a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee of the Party or of its assets, or if the other Party is served with an involuntary petition against it, filed in any insolvency proceeding, and such petition will not be dismissed with sixty (60) calendar days after the filing thereof, or if the other Party makes a general assignment for the benefit of creditors.

     Section 11.6 Termination by GSK in Connection with Challenge of Orphan Drug Medicinal Product Designation. GSK may immediately terminate this Agreement in its entirety if the EMEA's decision to grant orphan medicinal product designation for Product in the Field is challenged by any Third Party, provided that the right provided by this Section 11.6 shall terminate and no longer be available to GSK [..**..] after GSK's, its Affiliates' or any of their Sublicensees' First Commercial Sale of a Product in a Major European Market Country.

     Section 11.7 Termination by GSK. GSK may immediately terminate this Agreement with respect to any country in the GSK Territory or in its entirety at any time during the Term, for any reason whatsoever, by giving Myogen at least six (6) months' prior written notice thereof.

     Section 11.8 Termination by Myogen.

          (a) If GSK does not launch the Product in at least [..**..] of the Major European Market Countries within [..**..] of receiving Regulatory Approval and pricing and reimbursement approval (where required) that are reasonably commercially acceptable to GSK in [..**..] of the Major European Market Countries, then Myogen may terminate this Agreement in its entirety (except as to Japan) or as to every country in the European Economic Area upon providing GSK with at least [..**..] prior written notice thereof; provided, however, that Myogen will not have the termination rights set forth in this Section 11.8 if GSK's failure to launch the Product as provided herein is caused in whole or in part by any of the following:

               (i) a request from, or other action of, any Regulatory Authority of competent jurisdiction which prevents the Commercialization of Product in at least [..**..]

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Major European Market Countries;

               (ii) the grant of a temporary or permanent injunction or other similar action against GSK and/or any of its Affiliates or sublicensees by a court of competent jurisdiction prohibiting or restraining GSK and/or any of its Affiliates or sublicensees from Commercializing Product in at least [..**..] Major European Market Countries; or

               (iii) the inability of GSK or its Affiliates or sublicensees to Manufacture and/or have Manufactured sufficient commercial quantities of Product reasonably required by GSK or its Affiliates or sublicensees to Commercialize Product in at least [..**..] Major European Market Countries, despite GSK or its Affiliates or Third Parties using Commercially Reasonable Efforts (including, without limitation, purchasing Product from Myogen or its suppliers on commercially reasonable terms).

          (b) If GSK, in its sole discretion, elects to terminate the European Critical Care Business Unit, then GSK will promptly provide Myogen with written notice of such termination and provide Myogen with GSK's plan for Commercializing the Product in the European Economic Area subsequent to such termination. If, in any [..**..] Calendar Quarters of the [..**..] period following the effective date of termination of the European Critical Care Business Unit or if during the [..**..] period following the [..**..] anniversaries of the effective date of GSK's termination of the European Critical Care Business Unit, the Royalties received by Myogen with respect to the European Economic Area decrease by more than [..**..] than the Royalties received with respect to the European Economic Area during the consecutive Calendar Quarters or [..**..] period, as the case may be, immediately preceding the effective date of GSK's termination of the European Critical Care Business Unit (for reasons unrelated to the expiration of the Initial Royalty as provided in Section 9.2(a)(ii), a reduction in the Royalty as provided in Section 9.2(c), and/or a reduction in the Royalty as provided in Section 9.2(d), then Myogen may terminate this Agreement in its entirety (excluding Japan) upon providing GSK with at least [..**..] prior written notice thereof. In addition, if GSK terminates the European Critical Care Business Unit prior to the commencement of Product sales in the Major European Market Countries and does not replace the European Critical Care Business Unit with similar capabilities to conduct Commercialization activities commensurate with an overall strategy for the European Economic Area, then Myogen may terminate this Agreement in its entirety (excluding Japan) upon providing GSK with at least [..**..] prior written notice thereof.

     Section 11.9 Effect of Termination.

          (a) Termination By Myogen or by GSK for Convenience or Safety Issues. If Myogen terminates this Agreement with respect to a particular Major Country or Major European Market Country pursuant to Section 6.2, with respect to any country pursuant to Section 5.2(a)(ii), with respect to any country pursuant to
Section 6.5, with respect to the European Economic Area pursuant to Section 11.8, or in its entirety pursuant to either Section 11.2 or 11.8, or GSK terminates this Agreement pursuant to any of Sections 11.3, 11.6 or 11.7, then all licenses and sublicenses granted to GSK by Myogen under this Agreement (or, as applicable, in the particular country) will terminate, and all rights therein will revert to Myogen. Upon such termination, the following provisions apply:

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               (i) GSK will, to the extent permitted under Applicable Law and subject to the last sentence of this Section 11.9(a)(i), promptly assign and surrender to Myogen in the GSK Territory (in the case of termination of this Agreement in its entirety) or in such country(ies) (in the case of termination in respect of a particular country or countries) all Regulatory Approvals, if any, for Product and all pending Regulatory Approval Applications (including the MAAs in the case of termination pursuant to Section 11.2 or 11.8) for the Product and, in each case, copies of all documents related thereto, at a cost to Myogen to be mutually agreed upon by the Parties based on GSK's reasonable costs of preparation and filing of such documents. GSK will take all actions reasonably necessary to timely effect the transfer of each such item to Myogen, including, without limitation, by making such filings as may be required with Regulatory Authorities and other governmental authorities in the affected countries of the GSK Territory that may be necessary to record such assignment or effect such transfer or, at Myogen's request, complete any regulatory filings pending in the affected countries of the GSK Territory in respect of the Product. Notwithstanding anything to the contrary contained in this Section 11.9(a)(i), in the event that this Agreement is terminated by Myogen as provided in Sections 6.2 or 6.5 with respect to any country in the European Economic Area, GSK will continue to own all Regulatory Approvals and pending Regulatory Approval Applications applicable to Product in the Field in such country (including, without limitation, the MAA) and GSK will have no obligation to assign and/or surrender such Regulatory Approvals and pending Regulatory Approval Applications to Myogen; however, GSK will promptly designate Myogen or Myogen's designee as GSK's local representative in such country with respect to the Development and Commercialization of Product in the Field and GSK will take all actions reasonably necessary to effectuate such designation, including, without limitation, by making such filings as may be required with Regulatory Authorities and other governmental authorities in such country that may be necessary to record such designation.

               (ii) GSK will provide to Myogen (A) copies of all promotional materials (including any copyright rights therein; provided, however no rights to use any GSK Marks or any tradenames or housemarks of GSK or its Affiliates is created or implied by this grant), and (B) GSK's then-current supply of Product, if any, in each case in the GSK Territory (in the case of termination of this Agreement in its entirety) or in such country(ies) (in the case of termination in respect of a particular country or countries), in each case at a cost to Myogen to be mutually agreed upon by the Parties.

               (iii) GSK will assign to Myogen, to the extent assignable and at Myogen's request, GSK's rights in any or all Third Party agreements for licenses, services or supplies necessary for the further Development, Manufacture and Commercialization of the Product in the GSK Territory (in the case of termination of this Agreement in its entirety) or in such country(ies) (in the case of termination in respect of a particular country or countries).

               (iv) Effective upon the effective date of such termination, for each country so terminated, or for the GSK Territory in the case of termination of this Agreement in its entirety, GSK hereby grants to Myogen a non-exclusive, royalty-free license, with the right to grant and authorize the grant of sublicenses in the same manner as set forth in Section 2.4(b), under the GSK Intellectual Property, to make, have made, use, sell, offer for sale and import the

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Product in each such country so terminated or for the GSK Territory in the case of termination of this Agreement in its entirety.

               (v) If the First Commercial Sale of the Product has occurred in the GSK Territory as of the effective date of termination, then for each country so terminated, or for the GSK Territory in the case of termination of this Agreement in its entirety, GSK hereby grants to Myogen a license under the GSK Marks for use solely in connection with the Product in each such country so terminated or for the GSK Territory in the case of termination of this Agreement in its entirety.

               (vi) In addition, if the First Commercial Sale has occurred in the GSK Territory at the time of such termination and the Agreement is not being terminated by GSK under Section 11.3 or Myogen under 11.2, but is being terminated in its entirety, then at GSK's election, (A) GSK will transfer to Myogen GSK's existing inventory of the Product as is in good and saleable condition, in its original, unopened packaging, at the transfer price paid by GSK for the Product, or (B) GSK will have the right to sell-through its existing inventory of the Product for a period not to exceed [..**..] from the effective date of termination, and such sales will be subject to the Royalty provisions contained herein. At the end of any such sell-through period, all unsold inventory will be returned to Myogen, and Myogen will repurchase such inventory from GSK as is in good and saleable condition, in its original, unopened packaging, at the transfer price paid by GSK for the Product.

          (b) Termination by GSK for Myogen Breach. If Myogen is in material breach of its obligations hereunder, then following the expiration of any applicable Cure Period, GSK may elect to either:

               (i) Terminate this Agreement in its entirety; or

               (ii) Elect to continue to exercise its rights under this Agreement, in which case:

                    (A) The rights and obligations of the Parties under this Agreement will remain in full force and effect; provided that GSK will assume the obligations of Myogen under the Development Plan in respect of the Product and will perform any and all obligations thereunder in accordance with the terms of this Agreement; and

                    (B) GSK will, as its sole and exclusive remedy hereunder, be entitled to off-set any documented, external costs it incurs as a result of the assumption and completion of any Development activities that would have been Myogen's responsibility under this Agreement and the Development Plan and that GSK would not have otherwise paid or incurred against any milestone payments owed to Myogen but not yet paid by GSK under Section 9.1(a) prior to such breach by Myogen.

          (c) Termination by Mutual Agreement. If the Parties terminate this Agreement pursuant to Section 11.4, GSK shall provide Myogen with all reasonable assistance during a six (6) month period to effect the transfer of all regulatory activities, Regulatory Approval Applications, MAAs and Regulatory Approvals in the GSK Territory for the Product.

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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The Parties shall agree upon, and the Joint Steering Committee shall coordinate, the orderly transfer and wind-down of all Development, Manufacture and Commercialization activities and useable Product and Compound to Myogen in the GSK Territory. Effective upon the effective date of such termination, GSK hereby grants to Myogen a non-exclusive, world-wide, royalty-free license, with the right to grant and authorize the grant of sublicenses, under the GSK
Intellectual Property, to develop, make, have made, use, sell, offer for sale and import the Product.

     Section 11.10 Survival Upon Termination or Expiration.

          (a) The following provisions will survive any expiration or termination of this Agreement:

               (i) Sections 2.1, 2.2, 2.5, 2.6(c), 2.6(d), 5.2, 5.4, 6.5,
7.1(b), 8.1, 8.2, 10.3, 10.4, 10.5, 15.3, 15.4 and Articles IX and XII, all with regard to GSK's post-termination/expiration sales of Product pursuant to Section 11.9(a)(vi);

               (ii) Sections 2.6(b), 2.7, 10.2, 10.3(c), 10.3(d) (only with respect to Section 10.3(c)), 10.7, 11.9, 11.10, 15.1, 15.2, 15.3, 15.4(g), and
Articles XIII and XIV; and

               (iii) Article I for the sole purposes of interpreting the obligations and liabilities between the Parties surviving termination of this Agreement;

which will survive termination or expiration of this Agreement for the time period specified in such Sections or Articles, as applicable, or if no such time period is specified, indefinitely.

          (b) Upon termination of this Agreement, Myogen will have the right to retain any sums already paid by GSK hereunder, and Myogen will have the right to receive all payments previously accrued hereunder.

          (c) Termination of this Agreement will not relieve the Parties of any liability which accrued hereunder prior to the effective date of such termination, including any payment obligations, nor preclude either Party from pursuing all rights and remedies it may have hereunder or at law or in equity with respect to any breach of this Agreement nor prejudice either Party's right to obtain performance of any obligation.

          (d) For the avoidance of doubt, upon the termination of this Agreement in its entirety or with respect to a particular country, all of the sublicenses and licenses under the Abbott Intellectual Property and Myogen Intellectual Property granted by Myogen to GSK pursuant to Article II hereof (or, as applicable, in the particular country), will terminate and GSK will no longer have rights under the Abbott Intellectual Property or Myogen Intellectual Property.

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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                                   ARTICLE XII

                         REPRESENTATIONS AND WARRANTIES

     Section 12.1 Mutual Representations and Warranties. Myogen and GSK each hereby represent and warrant to the other as follows, as of the Effective Date:

          (a) It is a corporation duly organized, validly existing and is in good standing under the laws of its jurisdiction of formation, and has all requisite power and authority, corporate or otherwise, to execute, deliver and perform this Agreement.

          (b) The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action and do not and will not
(i) require any consent or approval of its stockholders, (ii) violate any provision of any Applicable Law or any provision of its certificate of incorporation, by-laws or other founding document, or (iii) result in a breach of or constitute a default under any material agreement, mortgage, lease, license, permit or other instrument or obligation to which it is a party or by which it or its properties may be bound or affected.

          (c) It is not currently debarred, suspended or otherwise excluded by any government agency from receiving government contracts that would adversely affect its ability to perform its obligations hereunder.

          (d) It is not under any obligation to any Person, contractual or otherwise, that is conflicting or inconsistent in any respect with the terms of this Agreement or that would impede the diligent and complete fulfillment of its obligations hereunder; except with respect to the Abbott Agreement, a copy of which has been provided to GSK.

          (e) This Agreement is a legal, valid and binding obligation enforceable against it in accordance with its terms and conditions, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws, from time to time in effect, affecting creditor's rights generally.

     Section 12.2 Myogen Representations and Warranties. Myogen represents and warrants to GSK that as of the Effective Date:

          (a) it owns the entire right, title and interest in and to, or otherwise has the right to grant the license or sublicense rights outlined in
Article II under the Abbott Intellectual Property and Myogen Intellectual Property, all of which are, to Myogen's actual knowledge, free and clear of any liens, mortgages, security interests, charges, encumbrances or otherwise;

          (b) it has not, up through and including the Effective Date, knowingly withheld any material information in Myogen's possession from GSK in response to GSK's reasonable inquiries in connection with GSK's due diligence relating to Compound, Product, this Agreement and the underlying transaction, and to the best of its knowledge, the information related to Product in the Field that Myogen has provided to GSK prior to the Effective Date is up-to-date and accurate in all material respects;

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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          (c) it has not received notice from any Third Party of any issued and enforceable patent of such Third Party in the Field and in the GSK Territory which would be infringed by the making, having made, use, sale, offering for sale or importing of Product in the Field in the GSK Territory as contemplated by GSK pursuant to this Agreement;

          (d) to the best of its knowledge, the Myogen Patent Rights applicable to the GSK Territory are not invalid nor unenforceable, nor that they are subject to any pending or any threatened re-examination, opposition, interference or litigation proceedings before any patent and trademark office, court, or any other governmental entity in the GSK Territory;

          (e) to its actual knowledge, the Abbott Patent Rights applicable to the GSK Territory are not invalid nor unenforceable, nor that they are subject to any pending or any threatened re-examination, opposition, interference or litigation proceedings before any patent and trademark office, court, or any other governmental entity in the GSK Territory;

          (f) it has no knowledge that any Third Party is infringing the Abbott or Myogen Patent Rights in the GSK Territory in a manner that could reasonably be believed to have a material adverse effect on the making, having made, use, sale, offering for sale, and importation of Product in the Field in the GSK Territory pursuant to this Agreement;

          (g) except as otherwise disclosed to GSK or in Myogen's filings with the Securities and Exchange Commission, it has no knowledge of the existence of any data or information indicating that there are quality, toxicity, safety and/or efficacy concerns which would materially impair the utility and/or safety of the Product in the Field; and

          (h) to the best of Myogen's knowledge, the Abbott Agreement remains in full force and effect and Myogen is in compliance in all material respects with the terms of the Abbott Agreement, a complete copy of which is attached hereto as Exhibit A.

     Section 12.3 Covenants of Myogen.

          (a) Myogen covenants that it will not at any time during the Term, encumber any of its Confidential Information, the Myogen Know-How, Abbott Know-How, Myogen Patent Rights or Abbott Patent Rights with liens, mortgages, security interests, charges, or otherwise in any manner that could reasonably be believed to have a material adverse effect on GSK's rights to Develop, Manufacture and/or Commercialize Product in the Field in the GSK Territory.

          (b) Myogen covenants that it will not knowingly take or omit to take any actions that would constitute a material breach of the Abbott Agreement, which breach would be reasonably likely to have a material adverse effect on GSK's rights to Develop, Manufacture and/or Commercialize the Product in the Field in the GSK Territory.

     Section 12.4 Covenants of GSK.

          (a) GSK covenants that it will not at any time during the Term, encumber any

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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of its Confidential Information, the GSK Know-How, Myogen Know-How, Abbott
Know-How, GSK Patent Rights, Myogen Patent Rights or Abbott Patent Rights with liens, mortgages, security interests, charges, or otherwise in any manner that could reasonably be believed to have a material adverse effect on Myogen's rights to Develop, Manufacture and/or Commercialize Product in the Field in the Territory.

          (b) GSK covenants that it will not knowingly take or omit to take any actions that would constitute a material breach of the Abbott Agreement, which breach would be reasonably likely to have a material adverse effect on Myogen's rights to Develop, Manufacture and/or Commercialize the Product in the Territory.

          (c) Notwithstanding any other provisions contained in this Agreement, GSK hereby consents to Myogen conducting the ARIES-3 study in the Territory at such locations as are selected by Myogen in conjunction with the Joint Project Team and acknowledges that no further consents or approvals are required from GSK with respect to the conduct of such study in the GSK Territory so long as the study is conducted in a manner consistent in all material respects with description of the study contained in the Development Plan.

     Section 12.5 Compliance with Laws.

          (a) GSK covenants and agrees to comply, and to cause its Affiliates and any Sublicensees to comply, with all Applicable Laws with respect to the Development, Manufacture and Commercialization of the Product in the Field in the GSK Territory, and with respect to the Manufacture and exportation of Product in the Myogen Territory.

          (b) Myogen covenants and agrees to comply, and to cause its Affiliates to comply, with all Applicable Laws with respect to the Development, Manufacture and Commercialization of the Product in the Field in the Myogen Territory.

     Section 12.6 Limitation of Warranty. EXCEPT AS EXPRESSLY STATED IN THIS
ARTICLE 12, NEITHER PARTY MAKES ANY OTHER REPRESENTATION OR WARRANTY, AND EACH PARTY EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES, INCLUDING WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT, WITH RESPECT TO ANY PRODUCT, MATERIALS, INFORMATION, SERVICES OR LICENSES PROVIDED TO THE OTHER PARTY PURSUANT TO THIS AGREEMENT.

                                  ARTICLE XIII

                            CONFIDENTIAL INFORMATION

          Section 13.1 Confidential Information. Myogen and GSK each hereby recognize and acknowledge that the other Party's Confidential Information constitutes valuable and confidential information. Subject to other express provisions of this Agreement, Myogen and GSK each agree that during the Term, and for a period of five (5) years after the effective date of the expiration or earlier termination of this Agreement for any reason.

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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          (a) The Parties will not disclose, directly or indirectly, in any manner whatsoever to any Third Parties any Confidential Information received from the other Party (the "Disclosing Party") without first obtaining the written consent of the Disclosing Party, and the other Party ("Recipient") will keep confidential, all of the Disclosing Party's Confidential Information that is disclosed to Recipient. Recipient agrees to use the same level of care in safeguarding the Disclosing Party's Confidential Information that Recipient uses with its own confidential information of a similar nature, but in no event less than reasonable care. Recipient will restrict disclosure of the Disclosing Party's Confidential Information solely to those of its (or its Affiliate's) employees or representatives having a need to know such Confidential Information in order to exercise a right granted or fulfill an obligation under, this Agreement.

          (b) Both Parties shall ensure that each of their respective employees and representatives who will have access to the Confidential Information of the Disclosing Party are bound by an agreement to maintain such Confidential Information in accordance with the confidentiality obligations set forth in this
Article XIII.

          (c) Recipient will not use the Disclosing Party's Confidential Information in any manner whatsoever other than solely in connection with the performance of its obligations, or exercise of its rights, under this Agreement.

          (d) Except as permitted by this Article XIII, or as otherwise required by Applicable Law, and subject to section 14.10 of the Abbott Agreement, Myogen and GSK each agree not to disclose any terms or conditions of this Agreement or the existence of this Agreement to any Third Party without the prior written consent of the other Party, provided, that each Party will be entitled to disclose the terms of this Agreement without such consent to its advisors and potential investors or other financing sources, to bona fide potential investors, lenders and acquirors/acquirees, and to such Party's consultants and advisors, and to its permitted licensees and Sublicensees on the condition that such Persons agree to keep such Confidential Information in accordance with the obligations set forth in this Article XIII.

          (e) In the event Recipient is requested pursuant to, or required by, Applicable Law to disclose any of the Disclosing Party's Confidential Information, it will notify the Disclosing Party promptly so that the Disclosing Party may seek a protective order or other appropriate remedy or, in the Disclosing Party's sole discretion, waive compliance with the confidentiality provisions of this Agreement. At the Disclosing Party's expense, Recipient will co-operate in all reasonable respects, in connection with any reasonable actions to be taken for the foregoing purpose. In the event that no such protective order or other remedy is obtained, or that the Disclosing Party waives compliance with the confidentiality provisions of this Agreement, Recipient will, without liability hereunder, furnish only that portion of the Confidential Information which Recipient is advised by its counsel is legally required, and Recipient will exercise reasonable efforts to obtain reliable assurances that confidential treatment will be accorded the Disclosing Party's Confidential Information.

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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          (f) Upon the effective date of the termination of this Agreement for any reason, either Party may request in writing, and the other Party will either: (i) promptly destroy all copies of the requesting Party's Confidential Information in the possession of the other Party and confirm such destruction in writing to the requesting Party; or (ii) promptly deliver to the requesting Party, at the other Party's expense, all copies of such Confidential Information in the possession of the other Party, provided, however, the other Party will be permitted to retain one (1) copy of the requesting Party's Confidential Information for the sole purpose of determining any continuing obligations hereunder. Additionally, upon termination of this Agreement for any reason, both Parties will immediately cease all use of the other Party's Confidential Information including, to the extent reasonably possible, removing all references to such Confidential Information from its internal analyses, memoranda, compilations, studies or other documents; provided however, that GSK will be permitted to continue using Myogen's Confidential Information after termination of this Agreement in the exercise of its rights under Section 11.9(a)(vi) and Myogen will be permitted to continue using GSK's Confidential Information after termination of this Agreement in the exercise of its rights under Section 11.9. For the avoidance of doubt, GSK will be permitted to continue using Myogen's Confidential Information after the expiration of this Agreement in the exercise of its rights pursuant to Section 11.1 and will not be obligated to return such Confidential Information of Myogen in accordance with this Section 13.1(f). All Confidential Information will continue to be subject to the terms of this Agreement for the period set forth in this Section 13.1.

          (g) Each Party represents and warrants to the other Party that it has all right, title and ownership interest in and to its Confidential Information and/or it has the right to disclose its Confidential Information to the other Party. Each Party may seek to enforce all rights and legal remedies available under this Article XIII or by law, including injunctive relief, specific performance and other equitable remedies in the event of a breach of the provisions of this Article XIII by the other Party.

          (h) Notwithstanding the provisions of this Article XIII, the Parties agree that nothing contained in this Article XIII will prevent GSK, in any way whatsoever from disclosing any Myogen Confidential Information, without obtaining Myogen's prior consent, to any Affiliate of GSK or to any Third Party for the purposes of engaging in the Development, Manufacture and/or Commercialization of Product in the Field in the GSK Territory, provided such Affiliate or Third Party is under an obligation of confidentiality at least as restrictive as the obligations contained in Article XIII herein with respect to the Confidential Information. The confidentiality obligations set forth in this
Article XIII will supersede the Confidential Disclosure Agreement dated as of January 20, 2005 between the Parties ("Confidentiality Agreement"), and will govern any and all information disclosed by either Party to the other pursuant thereto, and will be retroactively effective to the date of the Confidentiality Agreement.

     Section 13.2 Publicity. Subject to the terms and conditions of the Abbott Agreement, including section 14.10 thereof, any key announcements or publicity regarding the existence of this Agreement or any terms or subject matter of this Agreement by either Myogen and/or GSK will be agreed to by Myogen and GSK in writing in advance of any such announcement or publicity. The Party preparing any such announcement, publicity or press release will provide the other Party with a draft thereof reasonably in advance of disclosure so as to permit the other Party to review and comment on such announcement, publicity or press release, unless

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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applicable law, rule or regulation otherwise requires immediate public disclosure. The foregoing notwithstanding, the Parties will agree on a press release to announce the execution of this Agreement, together with a corresponding question/answer outline for use in responding to inquiries about this Agreement. Thereafter, Myogen and GSK may each disclose to Third Parties the information contained in such press release and question/answer outline without the need for further approval by the other Party. Each Party agrees that it will co-operate fully with the other with respect to all disclosures regarding this Agreement to the Securities Exchange Commission and any other governmental or regulatory agencies, including requests for confidential treatment of proprietary information of either Party included in any such disclosure.

     Section 13.3 Publication.

          (a) Myogen will not submit for written, electronic or oral publication in any country in the Territory, any document, manuscript, abstract or the like (a "Myogen Publication") which includes any data, results or any other information regarding, related to, Product in the Field without first providing GSK with a copy of such Myogen Publication for GSK's review. GSK will review and provide its comments and changes, if any, to such Myogen Publication which is an abstract, within five (5) Business Days after receipt of the Myogen Publication from Myogen and to such Myogen Publication which is a manuscript or any other document, within twenty (20) Business Days after receipt of the Myogen Publication from Myogen, provided that GSK will review and provide its comments and changes, if any, to any abstract within five (5) Business Days after receipt for GSK's review and to any manuscript or any other publication, within twenty
(20) Business Days after receipt for GSK's review. Myogen will consider in good faith any comments and changes received from GSK as provided herein with respect to such Myogen Publication. Any GSK contributions will be acknowledged in any such Myogen Publication.

          (b) GSK will not submit for written, electronic or oral publication in any country in the Territory, any document, manuscript, abstract or the like (a "GSK Publication") which includes any data, results or any other information regarding, related to, Product in the Field without first providing Myogen with a copy of such GSK Publication for Myogen's review. Myogen will review and provide its comments and changes, if any, to such GSK Publication which is an abstract, within five (5) Business Days after receipt of the GSK Publication from GSK and to such GSK Publication which is a manuscript or any other document, within twenty (20) Business Days after receipt of the GSK Publication from GSK, provided that Myogen will review and provide its comments and changes, if any, to any abstract within five (5) Business Days after receipt for Myogen's review and to any manuscript or any other publication, within twenty (20) Business Days after receipt for Myogen's review. GSK will consider in good faith any comments and changes received from GSK as provided herein with respect to such GSK Publication. Any Myogen contributions will be acknowledged in any such GSK Publication.

     Section 13.4 Clinical Trial Registries. The Parties acknowledge and agree that notwithstanding anything to the contrary contained in this Article XIII, each Party may publish the results and/or summaries of clinical trials relating to Compound and/or Product on a clinical trial register maintained by such Party or its Affiliate and the protocols of clinical trials relating

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF
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to Compound and/or Product on www.ClinicalTrials.gov (and/or in each case publish the results, summaries and/or protocols of clinical trials on such other websites and/or repositories as required by Applicable Law or such Party's or its Affiliate's standard operating procedures), and that each such publication will not be a breach of the confidentiality obligations provided in this Article XIII, provided that the publishing Party first advises the Joint Steering Committee of such publication. Each Party agrees to cooperate with the other Party in such effort, including using Commercially Reasonable Efforts to provide the publishing Party with the protocols, results, data, and other information relating to all clinical trials conducted by the non-publishing Party relating to the Product in such Party's possession that the publishing Party reasonably requires to be published on the publishing Party's clinical trial register, www.ClinicalTrials.gov, or such other websites or repositories as may be required by Applicable Law or the publishing Party's standard operating procedures.

                                   ARTICLE XIV

                     DISPUTE RESOLUTION AND INDEMNIFICATION

     Section 14.1 Dispute Resolution. Except with regard to any matters which are to be resolved as set forth in Section 3.1(d) and Section 3.4, if a dispute or controversy regarding any right or obligation under this Agreement, arises between the Parties which they are unable to resolve (a "Dispute"), each of the Parties will, within a reasonable amount of time after any such Dispute arises after such Dispute arises (or in the event that there is a cure period as set forth in Sections 6.2(a), 6.2(b) or 11.2, within a reasonable amount of time after the expiration of the applicable cure period), be entitled to submit to the other Party written notice of such Dispute, with such notice setting forth in reasonable detail the nature of the Dispute (the "Dispute Notice"). For a period of thirty (30) days after the date of the receiving Party's receipt of the Dispute Notice, the Parties will seek to resolve such Dispute by good faith negotiation between the president of pharmaceuticals for Europe at GSK or his/her designee and chief executive officer of Myogen or his/her designee. If at the end of such thirty (30) day period the Dispute remains unresolved, the Parties may seek relief for such Dispute using any appropriate administrative or judicial mechanism which may be available. The provisions of this Section 14.1 will not restrict in any way the Parties' rights to seek preliminary injunctive or other equitable relief from any court having jurisdiction.

     Section 14.2 GSK Indemnification Obligations. GSK will indemnify, defend and hold harmless Myogen, its Affiliates, and their respective officers, directors, trustees, agents, employees and Sublicensees (collectively, "Myogen Indemnitees") from and against any and all losses, liabilities, claims, obligations, demands, awards, settlements, penalties, fines, suits, damages, costs (including costs of investigation, defense and enforcement of this Agreement), fees, taxes, and expenses, including reasonable attorneys' fees, experts' fees and expenses, involving a claim or action of a Third Party (collectively, "Losses"), incurred or suffered by the Myogen Indemnitees by reason of, arising out of or in connection with:

          (a) the negligent, reckless or willful actions or omissions of GSK, its Affiliates, or Sublicensees in performing GSK's obligations under this Agreement;

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF
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          (b) the material breach of any covenant, warranty or representation made by GSK under this Agreement;

          (c) the Development, Manufacture and/or Commercialization of Product in the Field in the GSK Territory or the Manufacture by GSK, its Affiliate or Sublicensee of the Product in the Field in the Myogen Territory; and/or

          (d) any violation of Applicable Law by GSK in the performance of any of GSK's obligations under this Agreement;

provided, however, except in each case to the extent that such Loss is attributable to any matter for which Myogen is obligated to indemnify a GSK Indemnitee as provided in section 14.3 below.

     Section 14.3 Myogen Indemnification Obligations. Myogen will indemnify, defend and hold harmless GSK, its Affiliates, and their respective officers, directors, trustees, agents, employees and Sublicensees (collectively, "GSK Indemnitees"), from and against any and all Losses incurred or suffered by the GSK Indemnitees or any of them, by reason of, arising out of or in connection with:

          (a) the negligent, reckless or willful actions or omissions of Myogen in performing Myogen's obligations under this Agreement;

          (b) the material breach of any covenant, warranty or representation made by Myogen under this Agreement;

          (c) the Development, Manufacture (other than by GSK, its Affiliate or Sublicensee), and/or Commercialization of Product in the Field in the Myogen Territory or outside the Field in the Territory;

          (d) the Development, Manufacture and/or Commercialization of Compound and/or Product in the Territory after the effective date of the termination of this Agreement for any reason, except to the extent attributable to an act or omission, at any time, by GSK, its Affiliates or licensees;

          (e) any violation of Applicable Law by Myogen in the performance of any of Myogen's obligations under this Agreement; and/or

          (f) the Abbott Agreement, except to the extent attributable to a default or breach of this Agreement by GSK, its Affiliates or licensees;

provided, however, to the extent attributable to any matter for which GSK is obligated to indemnify a Myogen Indemnitee as provided in section 14.2 above.

     Section 14.4 Indemnity Procedures. A Person entitled to indemnification pursuant to either Section 14.2 or Section 14.3 will hereinafter be referred to as an "Indemnitee." A Party

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

obligated to indemnify an Indemnitee hereunder will hereinafter be referred to as an "Indemnitor." In the event an Indemnitee is seeking indemnification under either Section 14.2 or Section 14.3, the Indemnitee will inform the Indemnitor of a claim as soon as reasonably practicable after it receives notice of the claim, it being understood and agreed that the failure by an Indemnitee to give notice of a Third Party claim as provided in this Section 14.4. will not relieve the Indemnitor of its indemnification obligation under this Agreement except and only to the extent that such Indemnitor is actually prejudiced as a result of such failure to give notice. The Indemnitee will permit the Indemnitor to assume direction and control of the defense of the claim (including, subject to this Section 14.4, the right to settle the claim solely for monetary consideration), and, at the Indemnitor's expense, will co-operate as reasonably requested in the defense of the claim. The Indemnitee will have the right to retain its own counsel at its own expense; provided, that, if the Indemnitor assumes control of such defense and the Indemnitee reasonably concludes, based on advice from counsel, that the Indemnitor and the Indemnitee have conflicting interests with respect to such action, suit, proceeding or claim, the Indemnitor will be responsible for the reasonable fees and expenses of counsel to the Indemnitee solely in connection therewith. The Indemnitor may not settle such action or claim, or otherwise consent to an adverse judgment in such action or claim, which would subject the Indemnitee to an injunction or if such settlement or judgment would materially diminish or limit or otherwise adversely affect the rights, activities or financial interests of the Indemnitee, without the express written consent of the Indemnitee.

     Section 14.5 No Punitive or Exemplary Damages. NOTWITHSTANDING ANYTHING TO THE CONTRARY, EXCEPT WITH RESPECT TO THE INDEMNIFICATION OBLIGATIONS UNDER SECTIONS 14.2 AND 14.3, IN NO EVENT WILL EITHER PARTY, ITS DIRECTORS, TRUSTEES, OFFICERS, EMPLOYEES, AGENTS OR AFFILIATES BE LIABLE TO THE OTHER PARTY FOR ANY PUNITIVE OR EXEMPLARY DAMAGES, WHETHER BASED UPON A CLAIM OR ACTION OF CONTRACT, WARRANTY, NEGLIGENCE, STRICT LIABILITY OR OTHER TORT, OR OTHERWISE, ARISING OUT OF THIS AGREEMENT.

     Section 14.6 Insurance. Myogen hereby represents that it is insured for products liability and general liability, and that it has and will maintain those coverages for the Term in amounts that are in accord with reasonable practices in the consumer healthcare industry for products such as Product. GSK hereby represents that it is self-insured for products liability and general liability, and that it has and will maintain those coverages for the Term in amounts that are in accord with reasonable practices in the consumer healthcare industry for products such as Product.

                                   ARTICLE XV

                                  MISCELLANEOUS

     Section 15.1 Notices. Notices required or permitted under this Agreement will be in writing and sent by prepaid registered or certified air mail or by overnight express mail (e.g., FedEx), or by facsimile confirmed by prepaid registered or certified air mail letter or by

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

overnight express mail (e.g., FedEx), (failure of such confirmation will not affect the validity of such notice by facsimile to the extent the receipt of such notice is confirmed by the act of the receiving Party (e.g., a facsimile of the receiving Party submitting its receipt of such notice)) and will be deemed to have been properly served to the addressee upon receipt of such written communication, to the following addresses of the Parties:

     If to GSK:

          Glaxo Group Limited
          Glaxo Wellcome House, Berkeley Avenue,
          Greenford, Middlesex, UB6 0NN, England
          Attention: Company Secretary
          Facsimile: +44 208 047 6905

     with a copy to:

          Smith Kline Beecham Corporation d/b/a GlaxoSmithKline
          2301 Renaissance Boulevard
          King of Prussia, PA 19406-2772
          Attention: Vice President and Associate General Counsel, R&D Legal Operations, Business Development Transactions Team
          Facsimile: 610-787-7084

     If to Myogen:

          Myogen, Inc.
          7575 West 103rd Ave., Suite 102
          Westminster, CO 80021
          Attn: Chief Executive Officer

     with a copy to:

          Myogen, Inc.
          7575 West 103rd Ave., Suite 102
          Westminster, CO 80021
          Attn: General Counsel

     Section 15.2 Governing Law. The form, execution, validity, construction and effect of this Agreement will be governed by and construed in accordance with the laws of the State of New York, without regard to the choice-of-law provisions thereof. The Parties hereby consent to service of process by mailing or delivering such service to the Party at its respective principal business address. The Parties hereby submit to the jurisdiction of the federal courts in the State of New York for the resolution of any Disputes through any judicial mechanism.

     Section 15.3 Performance by Affiliates. The Parties recognize that each Party may perform some or all of its obligations under this Agreement through Affiliates; provided,

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

however, that each Party will remain responsible for the performance by its Affiliates and will cause its Affiliates to comply with the provisions of this Agreement in connection with such performance. Each Party hereby expressly waives any requirement that the other Party exhaust any right, power or remedy, or proceeds against an Affiliate, for any obligation or performance hereunder prior to proceeding directly against such Party.

     Section 15.4 Miscellaneous.

          (a) Binding Effect. This Agreement will be binding upon and inure to the benefit of the Parties and their respective legal representatives, successors and permitted assigns.

          (b) Headings. Paragraph headings are inserted for convenience of reference only and do not form a part of this Agreement.

          (c) Counterparts. This Agreement may be executed simultaneously in two
(2) or more counterparts, each of which will be deemed an original.

          (d) Entire Agreement; Amendment; Waiver. This Agreement, and any applicable provisions of the Abbott Agreement, constitutes the entire understanding of the Parties with respect to the subject matter hereof and supersedes all previous writings and understandings, including the Confidentiality Agreement. This Agreement may be amended, modified, superseded or cancelled, and any of the terms may be waived, only by a written instrument executed by each Party or, in the case of waiver, by the Party waiving compliance. No waiver by any Party of any condition or of the breach of any term contained in this Agreement, whether by conduct, or otherwise, in any one or more instances, will be deemed to be, or considered as, a further or continuing waiver of any such condition or of the breach of such term or any other term of this Agreement.

          (e) No Third Party Beneficiaries. No Third Party, including any employee of any Party to this Agreement, will have or acquire any rights by reason of this Agreement.

          (f) Assignment and Successors. Neither this Agreement nor any interest hereunder will be assigned, sold, transferred or otherwise disposed of by either Party without the prior written consent of the other Party, provided, however, that either Party may assign this Agreement to its Affiliate or to any corporation with which such Party may merge or consolidate, or to which it may transfer all or substantially all of its business or assets associated with this Agreement, without obtaining the consent of the other Party. Any attempted assignment, sale or transfer in violation of the prior sentence will be void.

          (g) Force Majeure. Neither Myogen nor GSK will be liable for failure of or delay in performing obligations set forth in this Agreement (other than the payment of amounts owed), and neither will be deemed in breach of its obligations, if such failure or delay is due to natural disasters or any causes reasonably beyond the control of Myogen or GSK (a "Force Majeure Event"). When a Force Majeure Event arises, the Parties will discuss what, if any, modification of the terms of this Agreement may be required in order to arrive at an equitable solution.

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

          (h) Severability. If any provision of this Agreement is or becomes invalid or is ruled invalid by any court of competent jurisdiction or is deemed unenforceable, such provision shall be considered severed from this Agreement, and it is the intention of the Parties that the remainder of the Agreement will not be affected. The Parties shall make a good faith effort to replace any invalid or unenforceable provision with a valid and enforceable one such that the objectives contemplated by the Parties when entering this Agreement may be realized.

          (i) Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other commercially reasonable acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

          (j) Relationship of the Parties. It is not the intent of the Parties hereto to form any partnership or joint venture. Each Party will, in relation to its obligations hereunder, be deemed to be and will be an independent contractor, and nothing in this Agreement will be construed to give such Party the power or authority to act as agent for the other Party for any purpose, or to bind or commit the other Party in any way whatsoever.

            [The remainder of this page is intentionally left blank.]

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

     IN WITNESS WHEREOF, the Parties have caused this License Agreement to be executed by their duly authorized representatives.

GLAXO GROUP LIMITED                     MYOGEN, INC.


By: /s/ Richard Stephens                By: /s/ J. William Freytag
    ---------------------------------       ------------------------------------
Name: Richard Stephens                  Name: J. William Freytag, Ph.D.
Title: Assistant Company Secretary      Title: CEO & President

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT A

                                ABBOTT AGREEMENT

See Exhibit 10.18 to the registrant's Registration Statement on Form S-1 (File No. 333-108301) and amendments thereto, declared effective October 29, 2003, which is incorporated herein by reference.

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT B

                              ABBOTT PATENT RIGHTS

ABBOTT PATENTS INCLUDED IN THE AMBRISENTAN LICENSE AGREEMENT
------------------------------------------------------------
FILE NO.       APP. NO.          COUNTRY        PATENT NO.    ISSUE DATE  FAMILY  FILING DATE    EXPIRE       STATUS
--------  ------------------  -------------  ---------------  ----------  ------  -----------  ---------  -------------
 43997    WO 94/25442         PCT                                           1        4/13/94   2014
 43997    94913588.3          Europe             695,295        3/8/02      1        4/13/94   2014
 43997    94/065681           Australia         000678236       5/22/97     1        4/13/94   2014
 43997    94913588.3          Austria           000695295       3/8/02      1        4/13/94   2014
 43997    950669              Belarus             4309          6/28/01     1        4/13/94   2014
 43997    94913588.3          Belgium           000695295       3/8/02      1        4/13/94   2014
 43997    PI9406478-4         Brazil                                        1        4/13/94   2014
 43997    2160912             Canada                                        1        4/13/94   2014
 43997    94191867.X          China               67981         5/23/01     1        4/13/94   2014
 43997    95/PV2768           Czech Rep.         291468         1/14/03     1        4/13/94   2014
 43997    94913588.3          Denmark           000695295       3/8/02      1        4/13/94   2014
 43997    954994              Finland            113650         5/31/04     1        4/13/94   2014
 43997    94913588.3          France            000695295       3/8/02      1        4/13/94   2014
 43997    P4313412.2          Germany                                       1        4/23/93   2014
 43997    059410072           Germany           59410072        3/6/02      1        4/13/94   2014
 43997    94913588.3          Greece            000695295       3/8/02      1        4/13/94   2014
 43997    9503040             Hungary           000221475      10/28/02     1        4/13/94   2014
 43997    94913588.3          Ireland           000695295       3/8/02      1        4/13/94   2014
 43997    94913588.3          Italy             000695295       3/8/02      1        4/13/94   2014
 43997    94/521408           Japan              3483254        1/6/04      1        4/13/94   2014
 43997    971746.1            Kazakhstan        000008733       6/29/99     1        4/13/94   2014
 43997    95/704618           Korea             000325555       7/27/02     1        4/13/94   2014
 43997    94913588.3          Luxembourg        000695295       3/8/02      1        4/13/94   2014
 43997    94913588.3          Netherlands       000695295       3/8/02      1        4/13/94   2014
 43997    265275              New Zealand       000265275       7/24/97     1        4/13/94   2014
 43997    954211              Norway            000307087       2/7/00      1        4/13/94   2014
 43997    P311228             Poland            000179463       9/29/00     1        4/13/94   2014
 43997    94913588.3          Portugal          000695295       3/8/02      1        4/13/94   2014
 43997    95120099            Russia Fed.       002140413       4/28/99     1        4/13/94   2014

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

 43997    94913588.3          Spain             000695295       3/8/02      1        4/13/94   2014
 43997    94913588.3          Sweden            000695295       3/8/02      1        4/13/94   2014
 43997    94913588.3          Switzerland       000695295       3/8/02      1        4/13/94   2014
 43997    95114907            Ukraine           000039885       3/21/01     1        4/13/94   2014
 43997    94913588.3          United King.      000695295       3/8/02      1        4/13/94   2014

 44751    WO 95/26716         PCT                                           2        3/31/94
 44751    95914301.7          Europe             752854         8/22/01     2        3/23/95   2015
 44751    95914301.7          Austria            752854         8/22/01     2        3/23/95   2015
 44751    9521356             Australia          695193        11/19/98     2        3/23/95   2015
 44751    95914301.7          Belgium            752854         8/22/01     2        3/23/95   2015
 44751    960810              Belarus             4894          9/3/02      2        3/23/95   2015
 44751    PI1100434-7         Brazil                                        2        12/4/97                 pending
 44751    2,186,784           Canada                                        2        3/23/95                 pending
 44751    95193167            China             95193167        9/21/01     2        3/23/95   2015
 44751    481/95              Chile               40272        11/22/99     2        3/23/95   2014
 44751    950515A             Croatia            P950115        12/5/01     2        3/9/95    2015
 44751    962873              Czech Rep.         290684         7/19/02     2        3/23/95   2015
 44751    95914301.7          Denmark            752854         8/22/01     2        3/23/95   2015
 44751    963885              Finland                                       2        3/23/95                 pending
 44751    95914301.7          France             752854         8/22/01     2        3/23/95   2015
 44751    P4411225.4          Germany                                       2        3/31/94                  lapsed
 44751    752854              Germany          59509537.2       9/27/01     2        3/23/15   2015
 44751    P9602695            Hungary                                       2        3/23/95                 pending
 44751    P-950504            Indonesia         ID0007872       5/1/02      2        3/30/95   2015
 44751    95914301.7          Ireland            752854         8/22/01     2        3/23/95   2015
 44751    113137              Israel             113137         1/30/00     2        3/27/95   2015
 44751    95914301.7          Italy              752854         8/22/01     2        3/23/95   2015
 44751    95/525391           Japan                                         2        3/23/95                 pending
 44751    961760              Kazakhstan          11055        10/15/01     2        3/23/95   2015
 44751    96/705420           Korea              365629         12/9/02     2        3/23/95   2015
 44751    95914301.7          Luxembourg         752854         8/22/01     2        3/23/95   2015
 44751    964448              Mexico             196039         4/14/00     2        3/23/95   2015
 44751    283333              New Zealand        283333                     2        3/23/95   2015
 44751    95914301.7          Netherlands        752854         8/22/01     2        3/23/95   2015
 44751    964121              Norway             310497         7/16/01     2        7/16/01   2015

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

 44751    95-50220            Philippines     1-1995-50220      8/21/01     2        3/29/95   2018
 44751    95914301.7          Portugal           752854         8/22/01     2        3/23/95   2015
 44751    316563              Poland             179580         3/30/00     2        3/23/95   2015
 44751    96121628            Russia Fed.        216308         3/10/01     2        3/23/95   2015
 44751    9612382-3           Singapore           51274         4/18/00     2        3/23/95   2015
 44751    9520048             Slovenia           9520048        3/3/97      2        3/23/95   2015
 44751    95914301.7          Spain              752854         8/22/01     2        3/23/95   2015
 44751    95914301.7          Sweden             752854         8/22/01     2        3/23/95   2015
 44751    95914301.7          Switzerland        752854         8/22/01     2        3/23/95   2015
 44751    952614              South Africa       9502614       11/27/96     2        3/30/95   2015
 44751    84103012            Taiwan            NI-111879       2/21/00     2        3/28/95   2015
 44751    96104109            Ukraine             44734         3/15/02     2        3/23/95   2015
 44751    95914301.7          United King.       752854         8/22/01     2        3/23/95   2015

 45281    WO 96/11914         PCT                                           3        10/7/95
 45281    95 935 916.7        Europe             785926         8/22/01     3        10/7/95   2015
 50588    01 103 889.0        Europe             1110952        9/29/04     3        10/7/95   2015
 45281    254585              Argentina          254585M       10/24/00     3        10/7/95   2015
 45281    95935916.7          Austria            785926         8/27/01     3        8/27/01   2015
 45281    95/038045           Australia          688611         7/2/98      3        10/7/95   2015
 45281    95935916.7          Belgium            785926         8/27/01     3        10/7/95   2015
 45281    PI1100950-0         Brazil                                        3       11/26/97                 pending
 45281    2201785             Canada                                        3        10/7/95                 pending
 45281    1564/95             Chile               40061        11/15/99     3        7/6/05    2014
                                                                                                          reexamination
 45281    ZL95195655.8        China           ZL95195655.8      3/24/04     3        10/7/95   10/7/2015      filed
                                                                                                           published as
 45281    200410002783.3      China-Div.                                    3        10/7/95                CN1513844A
 45281    P950517A            Croatia            P950517        5/21/04     3       10/13/95   2015
 45281    P20040364A          Croatia                                       3       10/13/95                 pending
 45281    PV 1997-1132        Czech Rep.         294603         1/1/05      3        10/7/95   2015
 45281    95935916.7          Denmark            785926         8/27/01     3        10/7/95   2015
 45281    971529              Finland                                       3        10/7/95                 pending
 45281    1103889             France             1110952        9/29/04     3        10/7/95   2015
 45281    95935916.7          France             785926         8/27/01     3        10/7/95   2015
 45281    P4436851.8          Germany                                       3       10/14/94
 45281    95935916.7          Germany           59509541        8/27/01     3        10/7/95   2015

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

 45281    01 103 889.0        Germany          59510949.7       9/29/04     3        10/7/95   2015
 45281    95935916.7          Great Britain      785926         8/27/01     3        10/7/05   2015
 45281    01 103 889.0        Great Britain      1103889        9/29/04     3        10/7/95   2015
 45281    95935916.7          Greece             785926         8/27/01     3        10/7/95   2015
 45281    4109463.5           Hong Kong                                     3                               published
 45281    P9701975            Hungary            220621         5/15/02     3        10/7/95   2015
 45281    P952110             Indonesia         ID0007942       5/22/02     3        10/7/95   2015
 45281    95935916.7          Ireland            785926         8/27/01     3        10/7/95   2015
 45281    01 103 889.0        Ireland            1110952        9/29/04     3        10/7/95   2015
 45281    115560              Israel             115560         6/15/03     3        10/7/95   2015
 45281    95935916.7          Italy              785926         8/27/01     3        10/7/95   2015
 45281    01 103 889.0        Italy              1110952        9/29/04     3        10/7/95   2015
 45281    96/512911           Japan                                         3        10/7/95                 pending
 45281    97/702413           Korea             10-438339       6/22/04     3        10/7/95   2015
 45281    95935916.7          Luxembourg         785926         8/27/01     3        10/7/95   2015
 45281    972658              Mexico             196772         6/1/01      3        10/7/95   2015
 45281    95935916.7          Netherlands        785926         8/27/01     3        10/7/95   2015
 45281    294849              New Zealand        294849         8/11/99     3        10/7/95   2015
 45281    19971675            Norway             308846         11/6/00     3        10/7/95   2015
 45281    051474              Philippines     1-1995-51474      5/7/02      3       10/13/95   2019
 45281    P319655             Poland             186850         9/4/05      3        10/7/95   2015
 45281    95935916.7          Portugal           785926         8/27/01     3        10/7/95   2015
 45281    97107617            Russia Fed.        2180335        3/10/02     3        10/7/95   2015
 45281    9701798-2           Singapore           40930         3/30/99     3        10/7/95   2015
 45281    P9520110            Slovenia           9520110        1/6/98      3        10/7/95   2015
 45281    95/08642            South Africa      95/08642        6/25/97     3       10/13/95   2015
 45281    95935916.7          Spain              785926         8/27/01     3        10/7/95   2015
 45281    01 103 889.0        Spain              1110952        9/29/04     3        10/7/95   2015
 45281    95935916.7          Sweden             785926         8/27/01     3        10/7/95   2015
 45281    84110900            Taiwan             NI97259        2/5/04      3       10/17/95   2015
 45281    028356              Thailand                                      3       10/13/95                 pending
 45281    97052233            Ukraine             45985         5/15/02     3        7/7/95    2015
 45281    95935916.7          United King.       785926         8/27/01     3        10/7/95   2015
 45281    1103889             United King.       1110952        9/29/04     3        10/7/95   2015

480/1171  95395/98            Australia          950755         7/11/02     4        9/10/98   2018

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

480/1171  PI9812531-1         Brazil                                        4        9/10/98                 pending
480/1171  2304712             Canada                                        4        9/10/98                 pending
480/1171  98809545.9          China           ZL98809545.9      2/2/05      4        9/10/98   2018
480/1171  PV2000-1107         Czech Rep.                                    4                                pending
480/1171  98948954.7          Europe             1014989        1/14/04     4        9/10/98   2018
480/1171  98948954.7          France             1014989        1/14/04     4        9/10/98   2018
480/1171  98948954.7          Germany          59810600.6       1/14/04     4        9/10/98   2018
480/1171  P0004298            Hungary                                       4        9/10/98                 pending
480/1171  98948954.7          Italy              1014989        1/14/04     4        9/10/98   2018
480/1171  2000-513571         Japan                                         4                                pending
480/1171  10-2000-7003220     Korea                                         4                                pending
480/1171  2000 002655         Mexico              2654          1/3/05      4        8/5/16    2018
480/1171  20001548            Norway                                        4                                pending
480/1171  2000 110630         Russia Fed.        2222328        1/27/04     4        9/10/98   2018
480/1171  98948954.7          Spain              1014989        1/14/04     4        9/10/98   2018
480/1171  98948954.7          United King.       1014989        1/14/04     4        9/10/98   2018

480/1172  WO 99/16446         PCT                                           5
480/1174  19743140.2          Germany                                       6                                pending

480/1175  PCT/EP/98/05772PCT
480/1175  98945323.8          Europe             1019055        5/7/03      7        9/10/98   2018
480/1175  98945323.8          Austria            1019055        5/7/03      7        9/10/98   2018
480/1175  9267298             Australia          739860         7/2/00      7        9/10/98   2018
480/1175  98945323.8          Belgium            1019055        5/7/03      7        9/10/98   2018
480/1175  PI 9812404-8        Brazil                                        7                                pending
480/1175  2304698             Canada                                        7                                pending
480/1175  98809727.3          China            ZL98809727       5/12/04     7        9/10/98   2018
480/1175  PV1081-2000         Czech Rep.                                    7                                pending
480/1175  98945323.8          Europe             1019055        5/7/03      7        9/10/98   2018
480/1175  19743143.7          Germany                                       7        9/30/97                abandoned
480/1175  98945323.8          Germany          59808297.2       5/7/03      7        9/10/98   2018
480/1175  98945323.8          Finland            1019055        5/7/03      7        9/10/98   2018
480/1175  98945323.8          France             1019055        5/7/03      7        9/10/98   2018
480/1175  01102973.6          Hong Kong         HK1032355       3/4/05      7        4/25/01   2018

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

480/1175  P0004590            Hungary                                       7        9/10/98                 pending
480/1175  98945323.8          Italy              1019055        5/7/03      7        9/10/98   2018
480/1175  10-2000-7003346     Korea                                         7        9/10/98                 pending
480/1175  2000-513580         Japan                                         7                                pending
480/1175  2655                Mexico                                        7        9/10/98                 pending
480/1175  98945323.8          Netherlands        1019055        5/7/03      7        9/10/98   2018
480/1175  20001634            Norway             319048         6/6/05      7        9/10/98   2018
480/1175  2000 11500          Russia Fed.        2213577       10/10/03     7        9/10/98   2018
480/1175  98945323.8          Spain              1019055        5/7/03      7        9/10/98   2018
480/1175  98945323.8          Sweden             1019055        5/7/03      7        9/10/98   2018
480/1175  98945323.8          Switzerland        1019055        5/7/03      7        9/10/98   2018
480/1175  98945323.8          United King.       1019055        5/7/03      7        9/10/98   2018

480/1176  WO 99/17756         PCT                                           8
480/1181  WO 99/29308         PCT                                           9
480/1181  98965685.5          Austria            1035851        8/16/01     9       11/21/98   2018
480/1181  21535/99            Australia          751053         8/8/02      9       11/21/98   2018
480/1181  98965685.5          Belgium            1035851        8/16/01     9       11/21/98   2018
480/1181  PI 9815335-8        Brazil                                        9       11/21/98                 pending
480/1181  2311423             Canada                                        9       11/21/98                 pending
480/1181  98 811 832.7        China            ZL98811832       6/9/04      9       11/21/98   2018
480/1181  2000-2006           Czech Rep.                                    9       11/21/98                 pending
480/1181  98965685.5          Europe             1035851        8/16/01     9       11/21/98   2018
480/1181  98965685.5          Finland            1035851        8/16/01     9       11/21/98   2018
480/1181  98965685.5          France             1035851        8/16/01     9       11/21/98   2018
480/1181  98965685.5          Germany          59801230.3       8/16/01     9       11/21/98   2018
480/1181  01107896.9          Hong Kong         HK1037141       2/25/05     9        6/27/01   2018
480/1181  P0100171            Hungary                                       9       11/21/98                 pending
480/1181  98965685.5          Italy              1035851        8/16/01     9       11/21/98   2018
480/1181  10-2000-7006075     Korea                                         9       11/21/98                 pending
480/1181  2000-523980         Japan                                         9       11/21/98                 pending
480/1181  2000004989          Mexico             220571         5/26/04     9       11/21/98   2018
480/1181  98965685.5          Netherlands        1035851        8/16/01     9       11/21/98   2018
480/1181  20002777            Norway                                        9                                pending
480/1181  2000 117857         Russia Fed.                                   9                                pending
480/1181  98965685.5          Spain              1035851        8/16/01     9       11/21/98   2018

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

480/1181  98965685.5          Sweden             1035851        8/16/01     9       11/21/98   2018
480/1181  98965685.5          Switzerland        1035851        8/16/01     9       11/21/98   2018
480/1181  98965685.5          United King.       1035851        8/16/01     9       11/21/98   2018

 49493    WO 00/026170        PCT                                           10
 49493    2347758             Canada             2347758        9/21/04     10      10/16/99   2019
 49493    99812927.5          China           ZL99812927.5      12/5/01     10      10/16/99   2019
 49493    99949006.3          Germany         59908211.9-0      1/2/04      10      10/16/99   2019
 49493    99949006.3          Europe             1124782        1/2/04      10      10/16/99   2019
 49493    99949006.3          France             1124782        1/2/04      10      10/16/99   2019
 49493    02102528.5          Hong Kong        HK 1040704       5/21/04     10       4/4/02    2019
 49493    P0104010            Hungary                                       10      10/16/99                 pending
 49493    99949006.3          Ireland            1124782        1/2/04      10      10/16/99   2019
 49493    99949006.3          Italy              1124782        1/2/04      10      10/16/99   2019
 49493    142669              Israel                                        10      10/16/99                 pending
 49493    2001-7005389        Korea             10-403905      10/20/03     10     10/16/1999  2019
 49493    2000-579560         Japan                                         10      10/16/99                 pending
 49493    99949006.3          Spain              1124782        1/2/04      10      10/16/99   2019
                              Slovak
 49493    PV0529-2001         Republic           284637         6/6/05      10      10/16/99   2019
 49493    99949006.3          United King.       1124782        1/2/04      10      10/16/99   2019

 51096    PCT/EP01/00322      PCT                                           11
 51096    PCT/EP01/00322      Canada                                        11                               pending
 51096    10002393.2          Germany         50101704.6-08     3/17/04     11       1/12/01   2021
 51096    01902309.2          Europe            1,248,775       3/17/04     11       1/12/01   2021
 51096    1902309.2           France            1,248,775       3/17/04     11       1/12/01   2021
 51096    1902309.2           Ireland           1,248,775       3/17/04     11       1/12/01   2021
 51096    1902309.2           Italy             1,248,775       3/17/04     11       1/12/01   2021
 51096    2001-553756         Japan                                         11       1/12/01                 pending
 51096    2002/007077         Mexico                                        11       1/12/01                 pending
 51096    1902309.2           Spain             1,248,775       3/17/04     11       1/12/01   2021
 51096    1902309.2           United King.      1,248,775       3/17/04     11       1/12/01   2021

 51748    WO 01/24827         PCT                                           12       10/2/00
 51748    2386457             Canada                                        12       10/2/00                 pending

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

 51748    00969395.3          Europe                                        12       10/2/00                 pending
 51748    P0104010            Hungary                                       12       10/2/00                 pending
 51748    2001-527826         Japan                                         12       10/2/00                 pending
 51748    2002/003420         Mexico                                        12       10/2/00                 pending

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT C

                                      FIELD

WHO CLINICAL CLASSIFICATION OF PULMONARY HYPERTENSION (VENICE 2003)

1.   Pulmonary arterial hypertension (PAH)

     1.1. Idiopathic (IPAH)

     1.2. Familial (FPAH)

     1.3. Associated with (APAH):

          1.3.1. Collagen vascular disease

          1.3.2. Congenital systemic-to-pulmonary shunts

          1.3.3. Portal hypertension

          1.3.4. HIV infection

          1.3.5. Drugs and toxins

          1.3.6. Other (thyroid disorders, glycogen storage disease, Gaucher disease, hereditary hemorrhagic telangiectasia, hemoglobinopathies, myeloproliferative disorders, splenectomy)

     1.4. Associated with significant venous or capillary involvement

          1.4.1. Pulmonary veno-occlusive disease (PVOD)

          1.4.2. Pulmonary capillary hemangiomatosis (PCH)

     1.5. Persistent pulmonary hypertension of the newborn

2.   Pulmonary hypertension with left heart disease

     2.1. Left-sided atrial or ventricular heart disease

     2.2. Left-sided valvular heart disease

3.   PH associated with lung diseases and/or hypoxemia

     3.1. Chronic obstructive pulmonary disease

     3.2. Interstitial lung disease

     3.3. Sleep-disordered breathing

     3.4. Alveolar hypoventilation disorders

     3.5. Chronic exposure to high altitude

     3.6. Developmental abnormalities

4.   Pulmonary hypertension due to chronic thrombotic and/or embolic disease

     4.1. Thromboembolic obstruction of proximal pulmonary arteries

     4.2. Thromboembolic obstruction of distal pulmonary arteries

     4.3. Non-thrombotic pulmonary embolism (tumor, parasites, foreign material)

5.   Miscellaneous

     Sarcoidosis, histiocytosis X, lymphangiomatosis, compression of pulmonary vessels (adenopathy, tumor, fibrosing mediastinitis)

                                    EXHIBIT D

                              MYOGEN PATENT RIGHTS

[..**..]

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT E

                                MYOGEN TRADEMARKS

                           APPLICATION NO./
        COUNTRY          USPTO REFERENCE NO.   FILING DATE       REGISTRATION NO.
        -------          -------------------   -----------   ------------------------
Australia (Madrid        Application No.       4/8/05
Protocol)                1073936
                         USPTO Reference No.
                         A0001194

Canada                   Application No.       4/12/05
                         1,253,781

CTM (Madrid Protocol)    USPTO Reference No.   4/8/05
                         A0001194

France (Madrid           USPTO Reference No.   4/8/05
Protocol)                A0001194

Germany (Madrid          USPTO Reference No.   4/8/05
Protocol)                A0001194

International            USPTO Reference No.   4/8/05        Registration No. 856,639
Registration             A0001194

Italy (Madrid            USPTO Reference No.   4/8/05
Protocol)                A0001194

Japan (Madrid            USPTO Reference No.   4/8/05
Protocol)                A0001194

Spain (Madrid            USPTO Reference No.   4/8/05
Protocol)                A0001194

U.K. (Madrid Protocol)   USPTO Reference No.   4/8/05
                         A0001194

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT F

                  DESIRED EUROPEAN PRODUCT INDICATION STATEMENT

[..**..]

[..**..] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.